UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008 — March 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGSIX

Putnam U.S. Government Income Trust

Semiannual Report
3|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
U.S. Government
Income Trust

3|31|09

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	14
Portfolio turnover	15
Your fund’s management.	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders.	24
Financial statements	25

Message from the Trustees

Dear Fellow Shareholder:

After 18 months of deep and painful losses, the stock market showed a glimmer of promise late in the first quarter. For the first 10 weeks of 2009, the S&P 500 Index fell by approximately 25%, before abruptly reversing course with just three weeks left in the quarter. Recent technical and valuation improvements also may augur well for the fixed-income market.

While the bottom of a bear market can only be identified in retrospect, we are encouraged by the upswing because it corresponds closely to historic turning points in the stock market. Notably, the upswing followed more aggressive government stimulus efforts and Federal Reserve action, as well as the kind of widespread sell-offs by investors that are often associated with market bottoms.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment-industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBSs).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBSs with the goal of maximizing income. However, investing in MBSs carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust, which currently holds most of its assets in MBSs.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. This combination of being placed under direct government control with access to credit from the U.S. Treasury suggests that, like Ginnie Mae, securities issued by Fannie Mae and Freddie Mac may be backed by the full faith and credit of the United States. However, the extent of this guarantee is still being finalized. By seeking opportunities among MBSs, your fund’s managers seek higher returns than Treasuries can typically offer, but with less volatility than stocks.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding mortgage-related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation):

Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Collateralized mortgage obligations

(CMOs): CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Rob Bloemker

Thank you, Rob, for taking time with us today to talk about Putnam U.S. Government IncomeTrust. How did the fund perform for the period?

The past six months, ending March 31, 2009, were an incredibly difficult period in the financial markets, a span during which we saw the credit sector accelerate its downward march, only to rebound strongly in the latter half. For the six-month period, the fund returned 5.05%, slightly trailing its Lipper peer group, GNMA Funds, which returned 5.45%, and the fund’s benchmark, the Barclays Capital GNMA Index, which returned 6.33%. It should be noted that index returns do not include fees and expenses.

You mentioned that it was an incredibly difficult period. How so?

The past six months were characterized by two distinct periods. The first began with the collapse of Lehman Brothers at the beginning of September and involved the subsequent fallout that rippled through the credit markets through December. The second period was marked by the government’s escalating series of policy responses, which began to reap positive results in the latter half of the period.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 18.

Going back to that first period, the bankruptcy of Lehman triggered a meltdown that affected credit sectors in an extreme way. Investors lost faith in credit ratings to the point where they avoided all asset classes with any risk whatsoever. Across all sectors, spreads — a general measure of risk calculated as the difference in interest rates between government-guaranteed Treasuries and any other investment — widened indiscriminately to levels that, in many cases, have never before been seen.

Beyond government-backed issues, we look for sound opportunities in other sectors that we feel will aid performance. The problem, however, is that when Lehman failed, all levels of risk were punished indiscriminately; it didn’t matter if an issue were CCC- or AAA-rated — every sector widened to extreme spreads. Even if you were invested in a top-rated issue — one that analysis showed to have very strong, sound cash flows — your performance was penalized along with those invested in much lesser-quality paper. As a result, performance suffered.

As the Lehman fallout was occurring, the government’s policy attempts to stabilize the markets began with the passage of the initial Troubled Asset Relief Program [TARP] in early October. In the ensuing months, the federal government remained aggressive, analyzing what was working and enacting programs aimed at having a deeper impact, from expanding the program of purchasing agency mortgage-backed securities [MBS]

Portfolio composition as of 3/31/09

Allocations are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

and agency debt to the program of purchasing longer-term Treasury securities. While the plunge in credit sectors was precipitous across the board, spread levels have rebounded in a very asynchronous manner, following the government’s policies.

How has the fund performed during the latter half of the period?

Along with everyone else, we suffered when the tide went out on all sectors in the Lehman aftermath. However, due to the high credit quality we maintain in the portfolio, our holdings were some of the first to come back when the government’s policy responses began to take hold. The Federal Reserve [the Fed] has continued to drive the bond markets, with the public showing increased willingness to back investments that are on the government’s shopping list and are receiving its implicit backing. In particular, agency mortgages gained after the Fed attempted to stimulate the struggling U.S. housing market by purchasing these bonds directly in the market.

We’ve also seen our investments in collateralized mortgage obligations [CMOs] bounce back in the second half of the period. While maintaining the fund’s high-credit quality, we attempted to enhance our yield by employing an out-of-benchmark position in CMOs, securities that are structured from pools of mortgages that are backed by Fannie Mae and Freddie Mac, and therefore the U.S. government. We made allocations to CMOs because we felt we were getting great value for securities with very limited risk. However, these investments

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

underperformed in the extreme market conditions of the fourth quarter, in part because they’re less liquid than traditional pass-through mortgages. In the latter half of the period, however, a number of factors worked to build faith in these investments, including the Fed’s attempts to lower interest rates and private investors’ willingness to invest in these government-backed securities.

What is your outlook for the next six months?

Six months ago, we urged patience to shareholders. We believed that government measures would be a key to facilitating the formation and deployment of capital that would enable private investors to feel confident in following the government’s lead in investing in CMOs and other mortgage-backed securities. That process is now playing out, and we are encouraged by the progress.

Over the next six months, we believe we’ll see increased levels of stability in the credit markets. As recent government policies begin to take hold and become better utilized in the markets —and new policies are introduced — we should continue to see the sectors improve in credit quality, a development that would be a positive for our fund given the high credit quality of our positioning. We believe there is still a lot of room left in the credit market rally.

As far as the overall economy, the outlook is a little less positive as it tends to lag policy responses. We may see the economy lag into 2010.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Thank you, Rob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

IN THE NEWS

On April 16, 2009, the U.S. Treasury Department launched a $9.9 billion mortgage modification program aimed at stemming the tide of rising, record foreclosures in the United States, which included a 24% year-over-year increase in foreclosure filings in first quarter 2009. Under the plan, which could help an estimated three to four million homeowners, the Treasury will pay six of the nation’s largest mortgage service companies a $1,000 one-time fee each time they reduce a homeowner’s mortgage payments to 38% of his or her income for five years. The Treasury would then subsidize further homeowner payments down to 31% of income. Further, these mortgage servicers will receive as much as $1,000 per year for as many as three years, if a borrower stays current in the program. Homeowners who maintain their standing in the program are also eligible to receive up to $1,000 a year for five years to be used to reduce loan principals.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.87%	6.70%	6.01%	6.01%	6.07%	6.07%	6.54%	6.40%	6.59%	7.03%

10 years	56.06	49.82	44.88	44.88	44.60	44.60	52.26	47.36	51.52	59.85
Annual average	4.55	4.13	3.78	3.78	3.76	3.76	4.29	3.95	4.24	4.80

5 years	19.02	14.30	14.68	12.73	14.53	14.53	17.56	13.71	17.02	20.34
Annual average	3.54	2.71	2.78	2.43	2.75	2.75	3.29	2.60	3.19	3.77

3 years	14.43	9.87	11.95	8.96	11.74	11.74	13.56	9.84	13.07	15.14
Annual average	4.60	3.19	3.83	2.90	3.77	3.77	4.33	3.18	4.18	4.81

1 year	0.41	–3.64	–0.33	–5.12	–0.49	–1.44	0.10	–3.18	–0.30	0.45

6 months	5.05	0.83	4.62	–0.38	4.52	3.52	4.87	1.43	4.70	5.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 3/31/09

	Barclays Capital	Lipper GNMA Funds
	GNMA Index	category average*

Annual average (life of fund)	8.58%	7.53%

10 years	80.10	65.74
Annual average	6.06	5.17

5 years	30.69	24.09
Annual average	5.50	4.40

3 years	23.41	19.47
Annual average	7.26	6.10

1 year	7.49	5.50

6 months	6.33	5.45

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/09, there were 65, 64, 58, 57, 38, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.300		$0.256	$0.256	$0.288		$0.285	$0.316

Capital gains	—		—	—	—		—	—

Total	$0.300		$0.256	$0.256	$0.288		$0.285	$0.316

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$12.68	$13.21	$12.62	$12.66	$12.68	$13.11	$12.64	$12.64

3/31/09	13.00	13.54	12.93	12.96	12.99	13.43	12.93	12.94

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.62%	4.43%	3.99%	4.07%	4.43%	4.29%	4.45%	4.91%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	4.02	3.49	3.46	N/A	3.83	3.95	4.44

Current 30-day SEC yield [3]
(without expense limitation)	N/A	3.99	3.46	3.42	N/A	3.79	3.91	4.41

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	0.98%	1.69%	1.73%	1.22%	1.23%	0.73%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from October 1, 2008, to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.01	$8.62	$8.82	$6.23	$6.28	$3.73

Ending value (after expenses)	$1,050.50	$1,046.20	$1,045.20	$1,048.70	$1,047.00	$1,050.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2009, use the following calculation method. To find the value of your investment on October 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.94	$8.50	$8.70	$6.14	$6.19	$3.68

Ending value (after expenses)	$1,020.04	$1,016.50	$1,016.31	$1,018.85	$1,018.80	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.98%	1.69%	1.73%	1.22%	1.23%	0.73%

Average annualized expense
ratio for Lipper peer group*	1.00%	1.71%	1.75%	1.24%	1.25%	0.75%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam U.S. Government
Income Trust	271%	253%	579%	782%	198%

Lipper GNMA Funds
category average	459%	244%	288%	315%	286%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

In addition to Rob Bloemker, your fund’s Portfolio Managers are Daniel Choquette and Michael Salm.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2009, and March 31, 2008.

Trustee and Putnam employee fund ownership

As of March 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds
Trustees	$338,000	$30,000,000

Putnam employees	$3,597,000	$319,000,000

Other Putnam funds managed by the Portfolio Managers

Rob Bloemker is also a Portfolio Manager of Putnam American Government Income Fund, Putnam Income Fund, Putnam Diversified Income Trust, Putnam Global Income Trust, Put-nam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Daniel Choquette is also a Portfolio Manager of Putnam American Government Income Fund.

Michael Salm is also a Portfolio Manager of Putnam American Government Income Fund, Putnam Income Fund, Putnam Global Income Trust, Putnam Absolute Return 100 Fund, and Putnam Absolute Return 300 Fund.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-year, three-year, and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	19th

Three-year period	30th

Five-year period	50th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 58, 57, and 54 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper GNMA Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 93%, 87%, and 85%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 60th out of 64, 50th out of 57, and 33rd out of 38 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/09 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (130.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (62.6%)
Government National Mortgage Association Adjustable
Rate Mortgages 4 5/8s, July 20, 2026	$24,266	$24,605

Government National Mortgage Association
Graduated Payment Mortgages
13 1/4s, December 20, 2014	13,616	16,251
12 3/4s, with due dates from December 15, 2013
to July 20, 2014	25,775	29,957
12 1/4s, with due dates from February 15, 2014
to March 15, 2014	37,422	42,865
11 1/4s, with due dates from September 15, 2015
to January 15, 2016	60,725	69,813
10s, with due date of November 15, 2009	1,248	1,271
9 1/4s, with due dates from April 15, 2016 to
May 15, 2016	22,050	24,311

Government National Mortgage Association
Pass-Through Certificates
8 1/2s, December 15, 2019	9,972	10,883
8s, with due dates from May 15, 2009 to November 15, 2009	81,541	81,969
7 1/2s, October 20, 2030	195,175	207,824
7s, with due dates from April 15, 2009 to August 15, 2012	327,073	333,028
6 1/2s, with due dates from August 20, 2023
to November 20, 2037	220,825,292	232,204,958
6 1/2s, TBA, April 1, 2039	74,000,000	77,578,596
6s, with due dates from November 15, 2023 to
October 15, 2033	887,506	937,683
5 1/2s, with due dates from March 15, 2033
to October 15, 2035	8,881,152	9,294,866
5s, TBA, April 1, 2039	402,000,000	416,635,292

		737,494,172
U.S. Government Agency Mortgage Obligations (67.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from June 1, 2021 to October 1, 2021	705,714	740,889
5 1/2s, with due dates from June 1, 2014 to May 1, 2020	611,195	641,572
5s, with due dates from May 1, 2034 to June 1, 2037	534,638	553,523

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from January 1, 2030 to May 1, 2030	38,140	40,957
7s, with due dates from September 1, 2028 to
December 1, 2035	1,831,147	1,967,053
7s, with due dates from November 1, 2012 to
January 1, 2015	93,941	98,746
6 1/2s, with due dates from September 1, 2032
to September 1, 2037	164,228	174,015
6 1/2s, with due dates from February 1, 2014
to February 1, 2017	384,563	405,788
6 1/2s, TBA, April 1, 2039	6,000,000	6,318,281
6s, with due dates from March 1, 2037 to
September 1, 2037	529,693	554,128

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (130.1%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates
6s, with due dates from July 1, 2016 to January 1, 2022	$2,472,284	$2,594,815
5 1/2s, with due dates from March 1, 2037
to February 1, 2039	17,175,876	17,853,517
5 1/2s, with due dates from June 1, 2009 to April 1, 2021	1,671,258	1,753,578
5s, with due dates from January 1, 2029 to March 1, 2039	86,570,728	89,432,162
5s, May 1, 2021	41,470	43,226
5s, TBA, May 1, 2039	4,000,000	4,114,375
5s, TBA, April 1, 2039	44,000,000	45,388,750
4 1/2s, with due dates from February 1, 2039
to March 1, 2039	1,838,426	1,879,935
4 1/2s, TBA, May 1, 2039	124,000,000	126,262,033
4 1/2s, TBA, April 1, 2039	485,000,000	495,306,250

		796,123,593
Total U.S. government and agency mortgage obligations (cost $1,512,155,188)		$1,533,617,765

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.2%)*	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$5,850,000	$6,104,310

Freddie Mac
6 7/8s, September 15, 2010	4,112,000	4,450,065
6 5/8s, September 15, 2009	14,600,000	14,999,820

Total U.S. government agency obligations (cost $24,883,502)		$25,554,195

U.S. TREASURY OBLIGATIONS (4.7%)*	Principal amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$790,000	$894,552
4 1/4s, September 30, 2012	34,538,000	38,025,530
4s, February 15, 2014	15,220,000	16,939,385

Total U.S. treasury obligations (cost $50,273,983)		$55,859,467

MORTGAGE-BACKED SECURITIES (35.7%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$501,000	$404,417
Ser. 05-6, Class A2, 5.165s, 2047	1,093,000	988,464
FRB Ser. 05-1, Class A5, 5.084s, 2042	710,000	517,583
Ser. 04-4, Class A6, 4.877s, 2042	60,000	48,770

Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6,
Class 2A5, Interest only (IO), 6.128s, 2037	3,855,894	298,832

Commercial Mortgage Pass-Through Certificates FRB
Ser. 04-LB3A, Class A5, 5.27s, 2037	40,000	33,392

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.43s, 2035	37,249,407	2,543,436
IFB Ser. 05-R2, Class 1AS, IO, 5.086s, 2035	28,669,884	1,957,616

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2, 5.81s, 2039	441,000	334,326

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	$259,000	$212,516
FRB Ser. 05-C5, Class A4, 5.1s, 2038	99,000	75,606
Ser. 04-C3, Class A3, 4.302s, 2036	390,794	388,876

Fannie Mae
IFB Ser. 06-70, Class SM, 50.389s, 2036	312,742	468,499
IFB Ser. 07-75, Class JS, 48.185s, 2037	642,320	914,587
IFB Ser. 07-80, Class AS, 45.185s, 2037	321,798	464,148
IFB Ser. 06-62, Class PS, 36.769s, 2036	1,855,396	2,643,527
IFB Ser. 06-76, Class QB, 36.469s, 2036	2,181,790	3,111,211
IFB Ser. 06-48, Class TQ, 36.469s, 2036	253,883	352,515
IFB Ser. 07-W7, Class 1A4, 36.049s, 2037	1,168,101	1,495,169
IFB Ser. 07-1, Class NK, 32.88s, 2037	2,379,784	3,298,057
IFB Ser. 06-104, Class GS, 31.905s, 2036	808,777	1,053,214
IFB Ser. 06-104, Class ES, 30.841s, 2036	172,706	236,454
IFB Ser. 07-30, Class FS, 27.41s, 2037	735,706	903,359
IFB Ser. 06-49, Class SE, 26.912s, 2036	700,745	931,697
IFB Ser. 05-25, Class PS, 25.864s, 2035	120,612	153,468
IFB Ser. 06-115, Class ES, 24.472s, 2036	798,678	1,049,271
IFB Ser. 05-115, Class NQ, 22.98s, 2036	647,510	755,094
IFB Ser. 05-74, Class CP, 22.836s, 2035	2,303,693	2,578,040
IFB Ser. 06-27, Class SP, 22.653s, 2036	1,728,312	2,206,645
IFB Ser. 06-8, Class HP, 22.653s, 2036	1,902,315	2,430,274
IFB Ser. 06-8, Class WK, 22.653s, 2036	3,299,958	4,182,357
IFB Ser. 05-106, Class US, 22.653s, 2035	2,757,343	3,548,146
IFB Ser. 05-99, Class SA, 22.653s, 2035	1,337,637	1,669,758
IFB Ser. 05-74, Class DM, 22.47s, 2035	2,697,105	3,404,648
IFB Ser. 05-74, Class CS, 18.585s, 2035	2,621,816	3,194,371
IFB Ser. 05-106, Class JC, 18.506s, 2035	1,594,778	1,812,481
IFB Ser. 05-95, Class CP, 18.306s, 2035	213,843	248,534
IFB Ser. 05-83, Class QP, 16.037s, 2034	956,926	1,018,930
IFB Ser. 05-57, Class MN, 15.685s, 2035	1,643,692	1,756,915
IFB Ser. 05-72, Class SB, 15.57s, 2035	852,784	930,780
FRB Ser. 03-W6, Class PT1, 10.104s, 2042	688,959	762,591
Ser. 02-T12, Class A4, 9 1/2s, 2042	38,330	42,139
Ser. 02-T4, Class A4, 9 1/2s, 2041	342	376
Ser. 04-T3, Class PT1, 8.924s, 2044	193,030	210,403
Ser. 383, Class 90, IO, 8s, 2037	71,282	9,098
Ser. 383, Class 91, IO, 8s, 2037	70,978	9,059
Ser. 02-26, Class A2, 7 1/2s, 2048	312,504	334,868
Ser. 05-W3, Class 1A, 7 1/2s, 2045	6,374	6,782
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	3,949	4,202
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	1,086	1,155
Ser. 04-W14, Class 2A, 7 1/2s, 2044	418	445
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	3,042	3,237
Ser. 04-W2, Class 5A, 7 1/2s, 2044	35,933	38,235
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,270,540	2,415,997
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	648,792	695,221
Ser. 03-W1, Class 2A, 7 1/2s, 2042	759,418	813,764
Ser. 03-W4, Class 4A, 7 1/2s, 2042	2,956	3,168
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	7,405	7,935
Ser. 02-T16, Class A3, 7 1/2s, 2042	6,724	7,206

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Fannie Mae
Ser. 02-T19, Class A3, 7 1/2s, 2042	$420,217	$450,289
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	2,201	2,359
Ser. 02-W6, Class 2A, 7 1/2s, 2042	49,148	52,666
Ser. 2002-W8, Class A3, 7 1/2s, 2042	495	530
Ser. 02-W4, Class A5, 7 1/2s, 2042	5,496	5,889
Ser. 02-W1, Class 2A, 7 1/2s, 2042	4,531	4,855
Ser. 02-14, Class A2, 7 1/2s, 2042	447,904	479,957
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,909,937	3,118,180
Ser. 02-T4, Class A3, 7 1/2s, 2041	521,213	558,513
Ser. 02-T6, Class A2, 7 1/2s, 2041	10,702	11,468
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,168,304	1,251,912
Ser. 01-T8, Class A1, 7 1/2s, 2041	5,297	5,676
Ser. 01-T7, Class A1, 7 1/2s, 2041	16,331	17,254
Ser. 01-T3, Class A1, 7 1/2s, 2040	983,635	1,054,027
Ser. 01-T1, Class A1, 7 1/2s, 2040	5,156,036	5,525,018
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,917,784	2,046,636
Ser. 386, Class 26, IO, 7 1/2s, 2038	143,651	13,131
Ser. 386, Class 27, IO, 7 1/2s, 2037	84,759	12,074
Ser. 386, Class 28, IO, 7 1/2s, 2037	82,316	11,736
Ser. 383, Class 88, IO, 7 1/2s, 2037	155,034	21,870
Ser. 383, Class 89, IO, 7 1/2s, 2037	121,336	17,126
Ser. 383, Class 87, IO, 7 1/2s, 2037	194,204	27,226
Ser. 02-33, Class A2, 7 1/2s, 2032	1,927,431	2,036,452
Ser. 02-T1, Class A3, 7 1/2s, 2031	3,376,622	3,618,263
Ser. 00-T6, Class A1, 7 1/2s, 2030	994,469	1,050,720
Ser. 01-T5, Class A3, 7 1/2s, 2030	170,727	180,384
Ser. 02-W7, Class A5, 7 1/2s, 2029	822	880
Ser. 01-T4, Class A1, 7 1/2s, 2028	2,658,433	2,848,678
IFB Ser. 07-W6, Class 6A2, IO, 7.278s, 2037	1,200,685	111,063
IFB Ser. 06-90, Class SE, IO, 7.278s, 2036	1,250,689	137,366
IFB Ser. 03-66, Class SA, IO, 7.128s, 2033	2,298,081	206,551
Ser. 02-26, Class A1, 7s, 2048	2,358,886	2,526,956
Ser. 04-W12, Class 1A3, 7s, 2044	1,379,002	1,466,913
Ser. 04-T3, Class 1A3, 7s, 2044	1,328,686	1,413,389
Ser. 04-W2, Class 2A2, 7s, 2044	253	266
Ser. 04-T2, Class 1A3, 7s, 2043	874,484	917,116
Ser. 03-W8, Class 2A, 7s, 2042	9,025,943	9,669,041
Ser. 02-T18, Class A3, 7s, 2042	178	186
Ser. 03-W3, Class 1A2, 7s, 2042	822,347	868,604
Ser. 02-T19, Class A2, 7s, 2042	3,889,783	4,166,930
Ser. 02-14, Class A1, 7s, 2042	252	270
Ser. 01-T10, Class A1, 7s, 2041	1,651,619	1,769,297
Ser. 02-T4, Class A2, 7s, 2041	3,797,637	3,982,772
Ser. 01-W3, Class A, 7s, 2041	77,374	82,886
Ser. 386, Class 24, IO, 7s, 2038	123,962	10,393
Ser. 386, Class 25, IO, 7s, 2038	131,674	14,598
Ser. 386, Class 22, IO, 7s, 2038	171,373	14,428
Ser. 386, Class 21, IO, 7s, 2037	194,037	16,264
Ser. 386, Class 23, IO, 7s, 2037	190,044	15,991
Ser. 383, Class 84, IO, 7s, 2037	178,630	15,398
Ser. 383, Class 85, IO, 7s, 2037	113,941	9,915

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value
Fannie Mae
Ser. 383, Class 86, IO, 7s, 2037	$89,340	$11,162
Ser. 383, Class 79, IO, 7s, 2037	177,108	14,552
Ser. 383, Class 80, IO, 7s, 2037	396,307	36,906
Ser. 383, Class 81, IO, 7s, 2037	214,955	17,664
Ser. 383, Class 82, IO, 7s, 2037	212,959	18,204
Ser. 383, Class 83, IO, 7s, 2037	181,259	15,385
Ser. 05-W4, Class 1A3, 7s, 2035	452	481
Ser. 04-W1, Class 2A2, 7s, 2033	5,449,919	5,630,109
IFB Ser. 07-W6, Class 5A2, IO, 6.768s, 2037	1,862,688	162,985
IFB Ser. 07-W4, Class 4A2, IO, 6.758s, 2037	8,828,643	772,506
IFB Ser. 07-W2, Class 3A2, IO, 6.758s, 2037	2,438,609	213,378
IFB Ser. 06-115, Class BI, IO, 6.738s, 2036	2,243,904	179,483
IFB Ser. 05-113, Class AI, IO, 6.708s, 2036	434,846	34,325
IFB Ser. 05-113, Class DI, IO, 6.708s, 2036	3,298,662	279,232
IFB Ser. 06-125, Class SM, IO, 6.678s, 2037	6,165,702	531,506
IFB Ser. 06-58, Class SP, IO, 6.678s, 2036	20,390,760	1,453,453
IFB Ser. 06-43, Class SU, IO, 6.678s, 2036	2,777,965	251,045
IFB Ser. 06-24, Class QS, IO, 6.678s, 2036	12,201,918	1,389,432
IFB Ser. 04-W2, Class 1A3S, IO, 6.628s, 2044	844,780	50,687
IFB Ser. 06-60, Class SI, IO, 6.628s, 2036	5,138,073	517,860
IFB Ser. 06-60, Class UI, IO, 6.628s, 2036	1,043,789	79,005
IFB Ser. 04-24, Class CS, IO, 6.628s, 2034	915,446	72,070
IFB Ser. 06-60, Class DI, IO, 6.548s, 2035	1,116,983	81,546
Ser. 386, Class 19, IO, 6 1/2s, 2038	183,170	16,948
Ser. 386, Class 17, IO, 6 1/2s, 2037	281,832	26,598
Ser. 386, Class 16, IO, 6 1/2s, 2037	193,171	18,852
Ser. 383, Class 62, IO, 6 1/2s, 2037	253,202	24,600
Ser. 383, Class 69, IO, 6 1/2s, 2037	143,633	16,483
Ser. 383, Class 63, IO, 6 1/2s, 2037	198,112	19,565
Ser. 383, Class 64, IO, 6 1/2s, 2037	364,223	33,918
Ser. 383, Class 67, IO, 6 1/2s, 2037	193,176	18,513
Ser. 383, Class 68, IO, 6 1/2s, 2037	93,682	9,143
Ser. 383, Class 58, IO, 6 1/2s, 2037	414,015	37,779
Ser. 383, Class 59, IO, 6 1/2s, 2037	265,846	25,448
Ser. 383, Class 61, IO, 6 1/2s, 2037	209,839	20,001
Ser. 383, Class 65, IO, 6 1/2s, 2037	252,638	24,978
Ser. 383, Class 66, IO, 6 1/2s, 2037	259,190	25,669
Ser. 383, Class 77, IO, 6 1/2s, 2037	152,492	14,878
Ser. 383, Class 78, IO, 6 1/2s, 2037	156,230	18,030
Ser. 381, Class 14, IO, 6 1/2s, 2037	165,209	14,869
Ser. 381, Class 15, IO, 6 1/2s, 2037	117,066	10,536
Ser. 383, Class 73, IO, 6 1/2s, 2037	343,525	31,991
Ser. 383, Class 76, IO, 6 1/2s, 2037	209,920	20,880
Ser. 383, Class 70, IO, 6 1/2s, 2037	519,714	48,398
Ser. 383, Class 74, IO, 6 1/2s, 2037	284,566	26,500
Ser. 383, Class 71, IO, 6 1/2s, 2036	223,353	21,152
Ser. 383, Class 75, IO, 6 1/2s, 2036	179,922	17,328
Ser. 383, Class 101, IO, 6 1/2s, 2022	81,062	7,041
Ser. 383, Class 102, IO, 6 1/2s, 2022	70,028	7,444
IFB Ser. 05-65, Class KI, IO, 6.478s, 2035	4,868,293	448,233
IFB Ser. 08-20, Class SA, IO, 6.468s, 2038	8,002,155	673,451

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 08-01, Class GI, IO, 6.438s, 2037	$10,791,937	$960,316
IFB Ser. 07-54, Class CI, IO, 6.238s, 2037	1,551,752	148,397
IFB Ser. 07-39, Class PI, IO, 6.238s, 2037	1,640,224	120,051
IFB Ser. 07-42, Class SD, IO, 6.238s, 2037	2,670,815	175,659
IFB Ser. 07-30, Class WI, IO, 6.238s, 2037	3,729,710	305,836
IFB Ser. 07-58, Class SP, IO, 6.228s, 2037	1,429,300	140,781
IFB Ser. 07-28, Class SE, IO, 6.228s, 2037	1,831,009	173,644
IFB Ser. 06-128, Class SH, IO, 6.228s, 2037	2,092,080	158,587
IFB Ser. 06-79, Class SI, IO, 6.228s, 2036	8,191,928	776,484
IFB Ser. 05-90, Class SP, IO, 6.228s, 2035	4,153,776	383,131
IFB Ser. 05-12, Class SC, IO, 6.228s, 2035	1,842,784	194,254
IFB Ser. 07-W5, Class 2A2, IO, 6.218s, 2037	985,357	80,851
IFB Ser. 07-30, Class IE, IO, 6.218s, 2037	5,185,012	733,814
IFB Ser. 06-123, Class CI, IO, 6.218s, 2037	4,126,816	388,391
IFB Ser. 06-123, Class UI, IO, 6.218s, 2037	1,783,259	169,210
IFB Ser. 05-82, Class SY, IO, 6.208s, 2035	10,363,257	862,300
IFB Ser. 07-15, Class BI, IO, 6.178s, 2037	2,875,925	254,399
IFB Ser. 06-126, Class CS, IO, 6.178s, 2037	294,886	24,187
IFB Ser. 06-16, Class SM, IO, 6.178s, 2036	1,333,047	147,516
IFB Ser. 05-95, Class CI, IO, 6.178s, 2035	3,075,094	330,972
IFB Ser. 05-84, Class SG, IO, 6.178s, 2035	5,051,925	441,352
IFB Ser. 05-57, Class NI, IO, 6.178s, 2035	906,171	64,101
IFB Ser. 05-57, Class DI, IO, 6.178s, 2035	2,209,152	178,536
IFB Ser. 05-83, Class QI, IO, 6.168s, 2035	847,033	70,789
IFB Ser. 06-128, Class GS, IO, 6.158s, 2037	1,728,438	161,082
IFB Ser. 06-114, Class IS, IO, 6.128s, 2036	2,042,038	168,029
IFB Ser. 06-115, Class EI, IO, 6.118s, 2036	37,443,374	3,192,684
IFB Ser. 06-115, Class IE, IO, 6.118s, 2036	1,528,276	128,892
IFB Ser. 06-117, Class SA, IO, 6.118s, 2036	2,296,097	190,835
IFB Ser. 06-121, Class SD, IO, 6.118s, 2036	1,833,999	162,510
IFB Ser. 06-109, Class SG, IO, 6.108s, 2036	1,445,816	120,421
IFB Ser. 06-104, Class SY, IO, 6.098s, 2036	153,588	11,267
IFB Ser. 06-109, Class SH, IO, 6.098s, 2036	2,124,533	241,555
IFB Ser. 07-W6, Class 4A2, IO, 6.078s, 2037	7,805,286	682,963
IFB Ser. 06-128, Class SC, IO, 6.078s, 2037	4,080,991	345,129
IFB Ser. 06-116, Class S, IO, 6.078s, 2036	2,154,400	170,179
IFB Ser. 06-104, Class IC, IO, 6.078s, 2036	1,907,196	179,868
IFB Ser. 06-43, Class SI, IO, 6.078s, 2036	433,549	36,197
IFB Ser. 06-44, Class IS, IO, 6.078s, 2036	3,593,797	286,240
IFB Ser. 06-8, Class JH, IO, 6.078s, 2036	7,287,832	651,386
IFB Ser. 09-12, Class CI, IO, 6.078s, 2036	1,017,793	104,548
IFB Ser. 05-122, Class SG, IO, 6.078s, 2035	1,364,002	135,377
IFB Ser. 06-101, Class SA, IO, 6.058s, 2036	6,629,992	553,008
IFB Ser. 06-92, Class JI, IO, 6.058s, 2036	998,821	78,475
IFB Ser. 06-92, Class LI, IO, 6.058s, 2036	2,275,743	188,721
IFB Ser. 06-96, Class ES, IO, 6.058s, 2036	1,178,584	92,379
IFB Ser. 06-99, Class AS, IO, 6.058s, 2036	135,829	12,638
IFB Ser. 06-17, Class SI, IO, 6.058s, 2036	5,650,685	479,935
IFB Ser. 06-60, Class YI, IO, 6.048s, 2036	4,239,941	406,950
IFB Ser. 06-85, Class TS, IO, 6.038s, 2036	4,130,297	304,754
IFB Ser. 06-95, Class SH, IO, 6.028s, 2036	2,510,591	194,358

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-61, Class SE, IO, 6.028s, 2036	$4,157,993	$303,488
IFB Ser. 07-75, Class PI, IO, 6.018s, 2037	2,363,810	176,376
IFB Ser. 07-W7, Class 2A2, IO, 6.008s, 2037	6,573,100	636,999
Ser. 389, Class 6, IO, 6s, 2038	92,772	9,045
Ser. 386, Class 10, IO, 6s, 2038	137,402	13,611
Ser. 386, Class 11, IO, 6s, 2038	91,308	8,123
Ser. 383, Class 46, IO, 6s, 2038	593,381	54,146
Ser. 383, Class 47, IO, 6s, 2038	524,225	47,836
Ser. 383, Class 48, IO, 6s, 2038	470,563	46,468
Ser. 383, Class 52, IO, 6s, 2038	190,417	18,159
Ser. 386, Class 9, IO, 6s, 2038	835,073	77,244
Ser. 383, Class 32, IO, 6s, 2038	813,076	80,291
Ser. 383, Class 33, IO, 6s, 2038	692,313	68,366
Ser. 383, Class 37, IO, 6s, 2038	269,611	25,395
Ser. 386, Class 7, IO, 6s, 2038	1,027,622	98,266
Ser. 383, Class 34, IO, 6s, 2037	283,950	28,040
Ser. 383, Class 35, IO, 6s, 2037	233,767	21,901
Ser. 383, Class 36, IO, 6s, 2037	182,454	17,089
Ser. 383, Class 38, IO, 6s, 2037	115,795	10,746
Ser. 383, Class 50, IO, 6s, 2037	320,745	29,268
Ser. 386, Class 6, IO, 6s, 2037	494,924	46,709
Ser. 383, Class 39, IO, 6s, 2037	84,051	9,406
Ser. 383, Class 49, IO, 6s, 2037	242,539	23,986
Ser. 383, Class 51, IO, 6s, 2037	249,418	22,666
Ser. 383, Class 53, IO, 6s, 2037	92,636	9,161
Ser. 383, Class 54, IO, 6s, 2037	78,100	7,153
Ser. 383, Class 57, IO, 6s, 2037	152,243	16,958
Ser. 383, Class 100, IO, 6s, 2022	83,711	8,346
Ser. 383, Class 98, IO, 6s, 2022	255,243	21,380
Ser. 383, Class 99, IO, 6s, 2022	113,528	9,331
IFB Ser. 07-88, Class MI, IO, 5.998s, 2037	195,190	17,467
IFB Ser. 08-21, Class NI, IO, 5.978s, 2038	4,285,356	319,286
IFB Ser. 09-12, Class AI, IO, 5.978s, 2037	7,068,269	610,557
IFB Ser. 07-116, Class IA, IO, 5.978s, 2037	9,424,524	757,943
IFB Ser. 07-103, Class AI, IO, 5.978s, 2037	11,482,547	914,470
IFB Ser. 07-1, Class NI, IO, 5.978s, 2037	2,514,787	251,333
IFB Ser. 07-15, Class NI, IO, 5.978s, 2022	2,610,692	201,954
IFB Ser. 08-3, Class SC, IO, 5.928s, 2038	207,285	19,546
IFB Ser. 07-109, Class XI, IO, 5.928s, 2037	1,330,997	121,066
IFB Ser. 07-109, Class YI, IO, 5.928s, 2037	2,489,100	180,816
IFB Ser. 07-88, Class JI, IO, 5.928s, 2037	3,895,032	324,203
IFB Ser. 07-54, Class KI, IO, 5.918s, 2037	1,282,189	100,727
IFB Ser. 07-30, Class JS, IO, 5.918s, 2037	4,113,089	372,285
IFB Ser. 07-30, Class LI, IO, 5.918s, 2037	3,064,788	249,351
IFB Ser. 07-30, Class OI, IO, 5.918s, 2037	7,197,444	582,561
IFB Ser. 07-14, Class ES, IO, 5.918s, 2037	10,211,886	732,289
IFB Ser. 07-106, Class SN, IO, 5.888s, 2037	2,520,249	182,907
IFB Ser. 07-54, Class IA, IO, 5.888s, 2037	2,281,364	201,752
IFB Ser. 07-54, Class IB, IO, 5.888s, 2037	2,281,364	201,752
IFB Ser. 07-54, Class IC, IO, 5.888s, 2037	2,281,364	201,752

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class ID, IO, 5.888s, 2037	$2,281,364	$201,752
IFB Ser. 07-54, Class IE, IO, 5.888s, 2037	2,281,364	201,752
IFB Ser. 07-54, Class IF, IO, 5.888s, 2037	3,390,906	275,443
IFB Ser. 07-54, Class NI, IO, 5.888s, 2037	995,639	74,528
IFB Ser. 07-54, Class UI, IO, 5.888s, 2037	2,520,172	226,639
IFB Ser. 07-109, Class AI, IO, 5.878s, 2037	1,052,306	69,804
IFB Ser. 07-91, Class AS, IO, 5.878s, 2037	1,580,033	119,003
IFB Ser. 07-91, Class HS, IO, 5.878s, 2037	1,695,819	146,529
IFB Ser. 07-15, Class CI, IO, 5.858s, 2037	7,687,311	679,904
IFB Ser. 06-124, Class SC, IO, 5.858s, 2037	1,383,429	104,517
IFB Ser. 06-115, Class JI, IO, 5.858s, 2036	5,535,347	453,617
IFB Ser. 07-109, Class PI, IO, 5.828s, 2037	1,375,252	109,264
IFB Ser. 06-123, Class LI, IO, 5.798s, 2037	3,717,169	279,457
IFB Ser. 08-1, Class NI, IO, 5.728s, 2037	4,779,676	418,081
IFB Ser. 07-116, Class BI, IO, 5.728s, 2037	8,640,095	655,167
IFB Ser. 08-01, Class AI, IO, 5.728s, 2037	13,195,013	900,335
IFB Ser. 08-10, Class GI, IO, 5.708s, 2038	3,807,446	284,808
IFB Ser. 08-1, Class HI, IO, 5.678s, 2037	6,115,524	411,471
IFB Ser. 07-39, Class AI, IO, 5.598s, 2037	3,916,413	281,042
IFB Ser. 07-32, Class SD, IO, 5.588s, 2037	2,680,259	199,030
IFB Ser. 07-30, Class UI, IO, 5.578s, 2037	2,227,906	200,904
IFB Ser. 07-32, Class SC, IO, 5.578s, 2037	3,556,466	297,847
IFB Ser. 07-1, Class CI, IO, 5.578s, 2037	2,568,095	212,538
IFB Ser. 05-74, Class NI, IO, 5.558s, 2035	13,596,785	1,454,679
IFB Ser. 05-14, Class SE, IO, 5.528s, 2035	389,398	27,675
IFB Ser. 09-12, Class DI, IO, 5.508s, 2037	771,508	57,223
Ser. 06-W2, Class 1AS, IO, 5.507s, 2036	4,383,278	295,871
Ser. 383, Class 18, IO, 5 1/2s, 2038	943,314	93,152
Ser. 383, Class 19, IO, 5 1/2s, 2038	859,628	84,888
Ser. 383, Class 25, IO, 5 1/2s, 2038	145,537	12,476
Ser. 386, Class 4, IO, 5 1/2s, 2037	213,991	18,500
Ser. 386, Class 5, IO, 5 1/2s, 2037	136,753	11,903
Ser. 383, Class 15, IO, 5 1/2s, 2037	128,313	10,859
Ser. 383, Class 4, IO, 5 1/2s, 2037	1,302,295	112,010
Ser. 383, Class 5, IO, 5 1/2s, 2037	827,238	83,758
Ser. 383, Class 6, IO, 5 1/2s, 2037	742,320	69,593
Ser. 383, Class 7, IO, 5 1/2s, 2037	731,216	68,552
Ser. 383, Class 8, IO, 5 1/2s, 2037	302,363	28,347
Ser. 383, Class 9, IO, 5 1/2s, 2037	288,074	27,007
Ser. 383, Class 20, IO, 5 1/2s, 2037	536,379	52,967
Ser. 383, Class 21, IO, 5 1/2s, 2037	506,663	50,033
Ser. 383, Class 22, IO, 5 1/2s, 2037	343,017	33,873
Ser. 383, Class 23, IO, 5 1/2s, 2037	308,902	30,504
Ser. 383, Class 24, IO, 5 1/2s, 2037	212,883	18,587
Ser. 383, Class 26, IO, 5 1/2s, 2037	159,416	16,726
Ser. 383, Class 95, IO, 5 1/2s, 2022	407,500	36,675
Ser. 383, Class 97, IO, 5 1/2s, 2022	169,553	16,740
Ser. 383, Class 94, IO, 5 1/2s, 2022	212,804	16,846
Ser. 383, Class 96, IO, 5 1/2s, 2022	220,374	16,166
IFB Ser. 04-46, Class PJ, IO, 5.478s, 2034	16,212,434	1,422,284
IFB Ser. 08-1, Class BI, IO, 5.388s, 2038	1,577,987	105,455

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-75, Class ID, IO, 5.348s, 2037	$1,968,302	$159,915
Ser. 07-W1, Class 1AS, IO, 5.246s, 2046	14,831,920	982,615
Ser. 385, Class 3, IO, 5s, 2038	1,036,706	106,262
Ser. 383, Class 2, IO, 5s, 2037	147,402	18,500
Ser. 383, Class 92, IO, 5s, 2022	181,121	14,161
Ser. 383, Class 93, IO, 5s, 2022	98,874	10,062
Ser. 03-W12, Class 2, IO, 2.219s, 2043	23,514,691	1,124,609
Ser. 03-W12, Class 1IO2, IO, 1.984s, 2043	16,574,149	652,607
Ser. 98-W2, Class X, IO, 1.404s, 2028	8,218,014	187,473
FRB Ser. 05-115, Class DF, 1.409s, 2033	423,079	419,052
Ser. 98-W5, Class X, IO, 1.254s, 2028	3,554,451	81,086
FRB Ser. 07-80, Class F, 1.222s, 2037	2,130,522	2,080,290
FRB Ser. 06-3, Class FY, 1.022s, 2036	1,143,764	1,117,752
Ser. 06-26, Class NB, 1s, 2036	832,564	740,895
FRB Ser. 07-95, Class A1, 0.772s, 2036	7,845,403	7,413,905
FRB Ser. 07-95, Class A2, 0.772s, 2036	49,341,000	40,706,325
FRB Ser. 07-95, Class A3, 0.772s, 2036	13,676,000	9,265,490
FRB Ser. 07-101, Class A2, 0.772s, 2036	18,874,508	16,869,091
Ser. 03-W1, Class 2A, IO, 0.295s, 2042	11,911,850	63,282
Ser. 07-64, Class LO, Principal only (PO), zero %, 2037	124,741	111,964
Ser. 07-14, Class KO, PO, zero %, 2037	112,646	99,317
Ser. 06-125, Class OX, PO, zero %, 2037	77,942	71,594
Ser. 06-84, Class OT, PO, zero %, 2036	65,604	61,950
Ser. 06-56, Class XF, zero %, 2036	218,715	205,299
Ser. 06-45, Class MO, PO, zero %, 2036	93,718	89,402
Ser. 06-45, Class OW, PO, zero %, 2036	189,263	187,042
Ser. 06-46, Class OC, PO, zero %, 2036	68,324	63,604
Ser. 06-47, Class VO, PO, zero %, 2036	341,171	323,366
Ser. 06-48, Class LO, PO, zero %, 2036	73,477	71,728
Ser. 06-53, PO, zero %, 2036	325,256	317,837
Ser. 06-62, Class KO, PO, zero %, 2036	69,494	59,385
Ser. 05-108, PO, zero %, 2035	369,667	345,332
Ser. 05-103, Class OA, PO, zero %, 2035	383,000	339,387
Ser. 05-50, Class LO, PO, zero %, 2035	112,095	107,930
Ser. 07-94, Class KO, PO, zero %, 2034	132,819	124,796
Ser. 04-38, Class AO, PO, zero %, 2034	2,225,972	1,817,536
Ser. 05-105, Class CO, PO, zero %, 2033	51,049	50,970
Ser. 08-37, Class DO, PO, zero %, 2033	862,000	747,018
Ser. 06-59, Class QC, PO, zero %, 2033	469,653	442,192
Ser. 04-61, Class JO, PO, zero %, 2032	846,924	794,222
Ser. 326, Class 1, PO, zero %, 2032	1,180,644	1,084,496
Ser. 03-23, Class QO, PO, zero %, 2032	162,000	145,212
Ser. 318, Class 1, PO, zero %, 2032	444,094	409,307
Ser. 04-61, Class CO, PO, zero %, 2031	2,810,667	2,587,123
Ser. 314, Class 1, PO, zero %, 2031	2,125,865	1,966,414
FRB Ser. 07-76, Class SF, zero %, 2037	121,597	118,703
FRB Ser. 06-115, Class SN, zero %, 2036	1,185,286	849,502
FRB Ser. 06-104, Class EK, zero %, 2036	100,376	100,467
FRB Ser. 05-117, Class GF, zero %, 2036	231,852	225,963
FRB Ser. 05-79, Class FE, zero %, 2035	540,949	517,361
FRB Ser. 05-57, Class UL, zero %, 2035	133,075	128,953

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Fannie Mae
FRB Ser. 05-45, Class FG, zero %, 2035	$767,850	$662,198
FRB Ser. 05-36, Class QA, zero %, 2035	42,994	36,687
FRB Ser. 05-77, Class HF, zero %, 2034	563,024	533,929
FRB Ser. 06-9, Class FG, zero %, 2033	275,623	240,274
FRB Ser. 05-81, Class DF, zero %, 2033	210,985	205,326
FRB Ser. 06-1, Class HF, zero %, 2032	311,614	307,021
IFB Ser. 06-75, Class FY, zero %, 2036	501,931	490,487

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	39,585	43,494
IFB Ser. T-56, Class 2ASI, IO, 7.578s, 2043	1,089,789	100,124
Ser. T-60, Class 1A3, 7 1/2s, 2044	6,916	7,329
Ser. T-59, Class 1A3, 7 1/2s, 2043	2,939	3,137
Ser. T-58, Class 4A, 7 1/2s, 2043	6,290,517	6,665,985
Ser. T-57, Class 1A3, 7 1/2s, 2043	5,539	5,911
Ser. T-51, Class 2A, 7 1/2s, 2042	237,992	253,983
Ser. T-42, Class A5, 7 1/2s, 2042	629,065	671,331
Ser. T-41, Class 3A, 7 1/2s, 2032	4,979	5,313
Ser. T-60, Class 1A2, 7s, 2044	3,319,532	3,511,444
Ser. T-59, Class 1A2, 7s, 2043	3,415,169	3,612,610
Ser. T-58, Class 3A, 7s, 2043	9,093	9,482
Ser. T-55, Class 1A2, 7s, 2043	1,978,330	2,107,541
Ser. T-41, Class 2A, 6.979s, 2032	51,349	53,676
Ser. T-59, Class 1AX, IO, 0.27s, 2043	10,290,221	48,235
Ser. T-48, Class A2, IO, 0.212s, 2033	13,978,220	56,787
FRB Ser. T-54, Class 2A, IO, 0.194s, 2043	5,798,158	25,651

FHLMC Structured Pass Through Securities Ser. T-8,
Class A9, IO, 0.45s, 2028	5,081,428	41,287

Freddie Mac
IFB Ser. 2979, Class AS, 22.234s, 2034	553,378	660,289
IFB Ser. 3065, Class DC, 18.191s, 2035	1,856,843	2,245,710
IFB Ser. 3012, Class UP, 17.591s, 2035	75,409	84,121
IFB Ser. 3031, Class BS, 15.334s, 2035	2,426,249	2,803,756
IFB Ser. 3184, Class SP, IO, 6.794s, 2033	2,357,636	211,546
IFB Ser. 2882, Class LS, IO, 6.644s, 2034	298,979	26,731
IFB Ser. 3200, Class SB, IO, 6.594s, 2036	7,219,717	592,017
IFB Ser. 3149, Class SE, IO, 6.594s, 2036	2,029,704	188,255
IFB Ser. 3203, Class SH, IO, 6.584s, 2036	1,370,905	138,930
IFB Ser. 2594, Class SE, IO, 6.494s, 2030	2,656,113	137,487
IFB Ser. 2828, Class TI, IO, 6.494s, 2030	1,536,265	135,414
IFB Ser. 3397, Class GS, IO, 6.444s, 2037	1,337,710	110,356
IFB Ser. 3311, Class BI, IO, 6.204s, 2037	1,948,099	164,623
IFB Ser. 3311, Class CI, IO, 6.204s, 2037	27,125,936	2,409,302
IFB Ser. 3297, Class BI, IO, 6.204s, 2037	6,541,151	572,338
IFB Ser. 3287, Class SD, IO, 6.194s, 2037	2,628,965	227,666
IFB Ser. 3281, Class BI, IO, 6.194s, 2037	1,244,453	98,805
IFB Ser. 3281, Class CI, IO, 6.194s, 2037	145,353	11,494
IFB Ser. 3510, Class ID, IO, 6.194s, 2037	1,992,782	187,581
IFB Ser. 3249, Class SI, IO, 6.194s, 2036	1,100,014	105,510
IFB Ser. 3028, Class ES, IO, 6.194s, 2035	5,115,218	548,530

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3042, Class SP, IO, 6.194s, 2035	$1,840,973	$155,841
IFB Ser. 3316, Class SA, IO, 6.174s, 2037	1,659,213	151,852
IFB Ser. 3136, Class NS, IO, 6.144s, 2036	4,692,986	445,576
IFB Ser. 2950, Class SM, IO, 6.144s, 2016	944,696	68,184
IFB Ser. 3256, Class S, IO, 6.134s, 2036	2,623,492	219,818
IFB Ser. 3031, Class BI, IO, 6.134s, 2035	1,681,088	154,488
IFB Ser. 3244, Class SB, IO, 6.104s, 2036	1,782,067	134,512
IFB Ser. 3244, Class SG, IO, 6.104s, 2036	2,094,352	179,536
IFB Ser. 3236, Class IS, IO, 6.094s, 2036	3,217,264	239,909
IFB Ser. 3114, Class TS, IO, 6.094s, 2030	10,211,671	804,333
IFB Ser. 3128, Class JI, IO, 6.074s, 2036	5,461,663	486,412
IFB Ser. 3240, Class S, IO, 6.064s, 2036	6,310,834	543,249
IFB Ser. 3065, Class DI, IO, 6.064s, 2035	1,291,460	125,441
IFB Ser. 3210, Class S, IO, 6.044s, 2036	2,424,825	146,217
IFB Ser. 3145, Class GI, IO, 6.044s, 2036	4,494,970	422,816
IFB Ser. 3114, Class GI, IO, 6.044s, 2036	1,824,827	157,296
IFB Ser. 3510, Class IB, IO, 6.044s, 2036	3,047,571	355,804
IFB Ser. 3339, Class JI, IO, 6.034s, 2037	2,758,610	179,756
IFB Ser. 3218, Class AS, IO, 6.024s, 2036	2,145,333	166,634
IFB Ser. 3221, Class SI, IO, 6.024s, 2036	2,592,059	203,101
IFB Ser. 3485, Class SI, IO, 5.994s, 2036	8,767,818	804,097
IFB Ser. 3153, Class QI, IO, 5.994s, 2036	7,245,474	730,199
IFB Ser. 3202, Class PI, IO, 5.984s, 2036	16,468,440	1,329,547
IFB Ser. 3355, Class AI, IO, 5.944s, 2037	2,312,426	165,501
IFB Ser. 3355, Class MI, IO, 5.944s, 2037	1,636,436	118,468
IFB Ser. 3349, Class AS, IO, 5.944s, 2037	6,840,437	563,218
IFB Ser. 3510, Class IA, IO, 5.944s, 2037	2,154,026	164,094
IFB Ser. 3201, Class SG, IO, 5.944s, 2036	3,356,623	280,547
IFB Ser. 3203, Class SE, IO, 5.944s, 2036	2,972,345	240,760
IFB Ser. 3171, Class PS, IO, 5.929s, 2036	514,279	47,130
IFB Ser. 3510, Class CI, IO, 5.924s, 2037	6,633,761	547,816
IFB Ser. 3152, Class SY, IO, 5.924s, 2036	3,353,963	292,466
IFB Ser. 3510, Class DI, IO, 5.924s, 2035	5,086,890	429,690
IFB Ser. 3181, Class PS, IO, 5.914s, 2036	1,653,495	148,831
IFB Ser. 3284, Class BI, IO, 5.894s, 2037	2,034,589	157,560
IFB Ser. 3260, Class SA, IO, 5.894s, 2037	1,823,754	122,693
IFB Ser. 3199, Class S, IO, 5.894s, 2036	1,492,185	97,798
IFB Ser. 3284, Class LI, IO, 5.884s, 2037	4,272,860	362,484
IFB Ser. 3281, Class AI, IO, 5.874s, 2037	7,771,253	630,559
IFB Ser. 3261, Class SA, IO, 5.874s, 2037	15,580,684	1,277,928
IFB Ser. 3359, Class SN, IO, 5.864s, 2037	1,590,959	122,654
IFB Ser. 3012, Class UI, IO, 5.864s, 2035	2,901,681	272,798
IFB Ser. 3311, Class EI, IO, 5.854s, 2037	1,117,434	86,723
IFB Ser. 3311, Class IA, IO, 5.854s, 2037	3,205,888	264,101
IFB Ser. 3311, Class IB, IO, 5.854s, 2037	3,205,888	264,101
IFB Ser. 3311, Class IC, IO, 5.854s, 2037	3,205,888	264,101
IFB Ser. 3311, Class ID, IO, 5.854s, 2037	3,205,888	264,101
IFB Ser. 3311, Class IE, IO, 5.854s, 2037	4,538,719	373,900
IFB Ser. 3510, Class AS, IO, 5.854s, 2037	2,384,570	193,341
IFB Ser. 3265, Class SC, IO, 5.854s, 2037	4,761,136	349,420
IFB Ser. 3240, Class GS, IO, 5.824s, 2036	3,869,410	305,064

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3257, Class SI, IO, 5.764s, 2036	$1,661,496	$128,033
IFB Ser. 3225, Class JY, IO, 5.734s, 2036	7,219,745	589,037
IFB Ser. 3502, Class DS, IO, 5.594s, 2039	3,996,807	293,892
IFB Ser. 3339, Class TI, IO, 5.584s, 2037	3,003,740	224,800
IFB Ser. 3284, Class CI, IO, 5.564s, 2037	5,896,938	478,413
IFB Ser. 3016, Class SQ, IO, 5.554s, 2035	3,219,514	194,626
IFB Ser. 3510, Class IC, IO, 5.524s, 2037	5,238,518	395,246
IFB Ser. 3012, Class IG, IO, 5.524s, 2035	11,400,572	1,213,762
IFB Ser. 248, IO, 5 1/2s, 2037	1,224,837	114,637
IFB Ser. 3368, Class AI, IO, 5.474s, 2037	5,115,932	383,874
IFB Ser. 3510, Class BI, IO, 5.474s, 2037	4,950,767	353,188
IFB Ser. 3397, Class SQ, IO, 5.414s, 2037	555,088	41,233
IFB Ser. 3500, Class SE, IO, 5.394s, 2039	5,667,256	262,167
IFB Ser. 3384, Class ST, IO, 5.344s, 2037	1,684,095	110,465
FRB Ser. 2718, Class FN, 2.056s, 2033	52,494	52,537
FRB Ser. 2634, Class LF, 1.809s, 2033	400,718	400,272
FRB Ser. 2905, Class LF, 1.409s, 2034	22,533	22,508
FRB Ser. 3190, Class FL, 1.356s, 2032	996,861	988,914
FRB Ser. 3059, Class FD, 1.209s, 2035	319,987	316,893
FRB Ser. 3035, Class NF, 1.209s, 2035	341,467	335,050
FRB Ser. 3350, Class FK, 1.156s, 2037	859,270	841,713
FRB Ser. 3192, Class FE, 1.156s, 2036	1,135,464	1,125,376
FRB Ser. 3237, Class FT, 0.997s, 2036	1,514,042	1,483,095
Ser. 3369, Class BO, PO, zero %, 2037	78,666	75,115
Ser. 3327, Class IF, IO, zero %, 2037	783,067	1,069
Ser. 3331, Class GO, PO, zero %, 2037	530,326	505,020
Ser. 3374, Class DO, PO, zero %, 2037	100,000	90,880
Ser. 246, PO, zero %, 2037	311,194	294,905
Ser. 3316, Class GO, PO, zero %, 2037	254,747	240,604
Ser. 3439, Class AO, PO, zero %, 2037	1,138,745	1,071,161
Ser. 3391, PO, zero %, 2037	150,893	130,178
Ser. 3292, Class DO, PO, zero %, 2037	78,108	63,596
Ser. JO, Class 3284, PO, zero %, 2037	100,000	96,741
Ser. 3300, PO, zero %, 2037	1,401,658	1,228,203
Ser. 3358, PO, zero %, 2037	25,279	25,311
Ser. 3252, Class LO, PO, zero %, 2036	204,039	184,875
Ser. 3243, Class UO, PO, zero %, 2036	30,506	29,866
Ser. 3245, Class OC, PO, zero %, 2036	393,317	370,295
Ser. 3314, PO, zero %, 2036	536,445	501,956
Ser. 3226, Class YO, PO, zero %, 2036	755,176	737,928
Ser. 3230, Class UO, PO, zero %, 2036	67,059	64,934
Ser. 3206, Class EO, PO, zero %, 2036	66,720	62,287
Ser. 3184, PO, zero %, 2036	667,882	646,717
Ser. 3238, Class OA, PO, zero %, 2036	151,855	148,339
Ser. 3337, Class OA, PO, zero %, 2036	91,159	88,265
Ser. 3174, PO, zero %, 2036	342,001	320,269
Ser. 3175, Class MO, PO, zero %, 2036	598,035	527,126
Ser. 3176, Class YO, PO, zero %, 2036	145,000	141,288
Ser. 3157, Class GO, PO, zero %, 2036	386,000	373,612
Ser. 3210, PO, zero %, 2036	71,466	63,684
Ser. 3145, Class GK, PO, zero %, 2036	212,751	182,864

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Freddie Mac
Ser. 3133, PO, zero %, 2036	$116,170	$109,725
Ser. 3081, Class HO, PO, zero %, 2035	180,884	174,535
Ser. 3089, Class QO, PO, zero %, 2035	318,821	306,412
Ser. 3067, PO, zero %, 2035	289,786	273,998
Ser. 3075, PO, zero %, 2035	370,138	345,620
Ser. 3078, PO, zero %, 2035	221,259	211,577
Ser. 3046, PO, zero %, 2035	177,203	167,822
Ser. 3155, Class AO, PO, zero %, 2035	235,508	221,036
Ser. 2984, Class BO, PO, zero %, 2035	235,498	226,862
Ser. 2962, Class BO, PO, zero %, 2035	86,744	83,995
Ser. 2947, Class AO, PO, zero %, 2035	74,752	66,241
Ser. 2985, Class CO, PO, zero %, 2035	287,233	250,420
Ser. 3055, Class CO, PO, zero %, 2035	33,698	32,508
Ser. 3008, PO, zero %, 2034	627,349	568,669
Ser. 2978, Class EO, PO, zero %, 2034	240,432	226,375
Ser. 2858, Class MO, PO, zero %, 2034	150,751	127,848
Ser. 3240, Class KO, PO, zero %, 2034	267,900	260,247
Ser. 2824, Class CO, PO, zero %, 2034	332,251	297,079
Ser. 2825, Class OB, PO, zero %, 2034	576,203	535,528
Ser. 2825, Class OC, PO, zero %, 2034	71,721	69,146
Ser. 2828, Class EO, PO, zero %, 2034	107,516	104,243
Ser. 2830, Class AO, PO, zero %, 2034	85,579	80,831
Ser. 2808, PO, zero %, 2034	216,047	211,943
Ser. 3073, Class TO, PO, zero %, 2034	171,924	166,414
Ser. 3115, Class OC, PO, zero %, 2034	106,285	102,969
Ser. 2684, Class TO, PO, zero %, 2033	1,178,000	922,916
Ser. 2692, Class TO, PO, zero %, 2033	196,114	163,728
Ser. 2663, Class CO, PO, zero %, 2033	577,402	453,521
Ser. 2777, Class OE, PO, zero %, 2032	225,000	204,641
Ser. 2587, Class CO, PO, zero %, 2032	258,080	240,372
Ser. 201, PO, zero %, 2029	1,288,292	1,096,709
FRB Ser. 3349, Class DO, zero %, 2037	236,884	210,408
FRB Ser. 3326, Class XF, zero %, 2037	1,207,626	1,155,354
FRB Ser. 3326, Class YF, zero %, 2037	2,075,860	1,974,635
FRB Ser. 3263, Class TA, zero %, 2037	295,639	297,357
FRB Ser. 3241, Class FH, zero %, 2036	456,158	446,054
FRB Ser. 3231, Class XB, zero %, 2036	119,435	117,000
FRB Ser. 3283, Class HF, zero %, 2036	62,813	61,442
FRB Ser. 3231, Class X, zero %, 2036	442,430	432,935
FRB Ser. 3147, Class SF, zero %, 2036	115,688	116,109
FRB Ser. 3123, Class FY, zero %, 2036	55,082	52,743
FRB Ser. 3117, Class AF, zero %, 2036	138,873	123,601
FRB Ser. 3092, Class FA, zero %, 2035	297,933	276,081
FRB Ser. 3047, Class BD, zero %, 2035	515,863	463,248
FRB Ser. 3326, Class WF, zero %, 2035	3,252,091	2,981,160
FRB Ser. 3030, Class CF, zero %, 2035	847,048	707,619
FRB Ser. 3036, Class AS, zero %, 2035	147,992	133,507
FRB Ser. 3025, Class XA, zero %, 2035	480,778	444,126
FRB Ser. 3052, Class TM, zero %, 2035	145,817	141,607
FRB Ser. 3003, Class XF, zero %, 2035	137,572	126,168
FRB Ser. 2984, Class FL, zero %, 2035	190,568	167,364

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Freddie Mac
FRB Ser. 3127, Class TO, zero %, 2035	$74,400	$71,971
FRB Ser. 2980, Class BU, zero %, 2035	475,468	459,840
FRB Ser. 2947, Class GF, zero %, 2034	480,014	441,733
FRB Ser. 3025, Class FD, zero %, 2034	202,556	194,776

Government National Mortgage Association
IFB Ser. 07-38, Class AS, 47.23s, 2037	2,002,582	2,795,562
IFB Ser. 06-34, Class SA, 36.27s, 2036	4,067,649	5,235,561
IFB Ser. 07-44, Class SP, 33.574s, 2036	813,099	1,024,378
IFB Ser. 05-84, Class SL, 18.979s, 2035	4,669,933	5,250,639
IFB Ser. 05-66, Class SP, 18.979s, 2035	2,137,638	2,479,258
IFB Ser. 04-59, Class SC, IO, 6.644s, 2034	1,273,154	113,605
IFB Ser. 07-35, Class TY, IO, 6.355s, 2035	1,373,772	75,873
IFB Ser. 07-36, Class SW, IO, 6.355s, 2035	19,875,933	947,386
IFB Ser. 07-22, Class S, IO, 6.255s, 2037	1,964,997	174,775
IFB Ser. 07-26, Class SD, IO, 6.244s, 2037	3,285,511	204,728
IFB Ser. 07-26, Class SL, IO, 6.244s, 2037	23,340,289	2,562,096
IFB Ser. 07-26, Class SM, IO, 6.244s, 2037	19,082,377	2,130,261
IFB Ser. 07-26, Class SN, IO, 6.244s, 2037	13,510,604	1,393,272
IFB Ser. 07-51, Class SJ, IO, 6.205s, 2037	2,131,174	179,445
IFB Ser. 07-58, Class PS, IO, 6.155s, 2037	2,163,406	162,874
IFB Ser. 07-59, Class PS, IO, 6 1/8s, 2037	1,679,927	112,893
IFB Ser. 07-59, Class SP, IO, 6 1/8s, 2037	15,373,323	1,087,371
IFB Ser. 07-68, Class PI, IO, 6.105s, 2037	1,210,734	85,111
IFB Ser. 07-48, Class SB, IO, 6.094s, 2037	2,346,835	161,622
IFB Ser. 07-17, Class AI, IO, 5.994s, 2037	6,857,922	535,501
IFB Ser. 06-28, Class GI, IO, 5.955s, 2035	2,267,198	164,612
IFB Ser. 07-9, Class AI, IO, 5.944s, 2037	2,867,403	220,606
IFB Ser. 05-65, Class SI, IO, 5.805s, 2035	13,260,170	918,267
IFB Ser. 06-7, Class SB, IO, 5.775s, 2036	8,353,624	571,070
IFB Ser. 05-82, Class KS, IO, 5.755s, 2035	5,693,704	400,586
IFB Ser. 07-17, Class IB, IO, 5.705s, 2037	1,376,150	122,078
IFB Ser. 06-10, Class SM, IO, 5.705s, 2036	11,449,854	762,102
IFB Ser. 06-14, Class S, IO, 5.705s, 2036	2,513,106	167,292
IFB Ser. 06-20, Class S, IO, 5.705s, 2036	10,433,541	681,342
IFB Ser. 06-11, Class ST, IO, 5.695s, 2036	1,518,521	98,567
IFB Ser. 07-17, Class IC, IO, 5.694s, 2037	1,886,336	144,888
IFB Ser. 07-7, Class JI, IO, 5.655s, 2037	4,440,844	216,828
IFB Ser. 07-25, Class KS, IO, 5.644s, 2037	681,270	53,173
IFB Ser. 07-21, Class S, IO, 5.644s, 2037	3,865,265	261,578
IFB Ser. 07-31, Class AI, IO, 5.624s, 2037	1,940,659	198,852
IFB Ser. 07-43, Class SC, IO, 5.544s, 2037	2,187,489	144,722
FRB Ser. 05-39, Class F, 0.997s, 2034	371,523	363,208
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	12,402,224	3,146
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	36,315,905	9,210
Ser. 08-30, PO, zero %, 2038	483,157	471,247
Ser. 08-31, Class TO, PO, zero %, 2038	82,291	78,994
Ser. 07-73, Class MO, PO, zero %, 2037	1,394,866	1,286,304
Ser. 07-36, Class YO, PO, zero %, 2037	442,333	389,518
Ser. 07-48, Class MO, PO, zero %, 2037	364,469	335,691
Ser. 06-36, Class MO, PO, zero %, 2036	244,137	238,332
Ser. 06-36, Class OD, PO, zero %, 2036	158,108	148,433

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount	Value

Government National Mortgage Association
Ser. 06-14, PO, zero %, 2036	$94,869	$92,692
Ser. 07-18, PO, zero %, 2035	540,073	487,284
Ser. 07-18, Class CO, PO, zero %, 2035	750,504	673,178
Ser. 06-64, PO, zero %, 2034	92,550	77,922
FRB Ser. 07-73, Class KI, IO, zero %, 2037	13,951,868	37,461
FRB Ser. 07-73, Class KM, zero %, 2037	1,395,508	1,111,368
FRB Ser. 07-49, Class UF, zero %, 2037	143,611	137,352
FRB Ser. 07-35, Class QF, zero %, 2037	309,421	303,009
FRB Ser. 07-35, Class UF, zero %, 2037	292,615	289,016
FRB Ser. 07-16, Class YF, zero %, 2037	247,328	246,211
FRB Ser. 07-22, Class TA, zero %, 2037	219,318	214,348
FRB Ser. 06-56, Class YF, zero %, 2036	313,415	299,139

Greenwich Capital Commercial Funding Corp. FRB
Ser. 05-GG5, Class A5, 5.224s, 2037	99,000	73,160

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	1,254,000	1,126,398
Ser. 05-GG4, Class A4, 4.761s, 2039	558,000	454,977

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.728s, 2035	6,791,414	455,237
Ser. 06-RP2, Class 1AS1, IO, 5.57s, 2036	4,813,744	336,962
Ser. 98-2, IO, 1.063s, 2027	1,442,278	28,170
Ser. 98-4, IO, 0.847s, 2026	1,768,917	26,257
Ser. 98-3, IO, 0.727s, 2027	1,761,357	23,118
Ser. 99-2, IO, 0.621s, 2027	2,328,217	28,739

GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.828s, 2035	4,460,705	2,542,602

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	241,000	85,893
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	991,000	658,075
FRB Ser. 07-LD11, Class AM, 5.819s, 2049	182,000	63,952
FRB Ser. 07-LDPX, Class AM, 5.464s, 2049	186,000	60,300
FRB Ser. 04-PNC1, Class A4, 5.395s, 2041	214,000	166,131
Ser. 05-CB12, Class A4, 4.895s, 2037	562,000	436,420
Ser. 04-C3, Class A5, 4.878s, 2042	532,000	378,663

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	189,000	178,450
Ser. 07-C6, Class A2, 5.845s, 2012	313,000	264,427
FRB Ser. 04-C4, Class A4, 5.229s, 2029	103,000	86,645

Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 36.949s, 2037	1,461,829	1,461,829
IFB Ser. 07-5, Class 8A2, IO, 7.198s, 2036	2,805,386	213,647
Ser. 07-1, Class 3A2, IO, 6.728s, 2037	3,508,691	291,104
IFB Ser. 06-9, Class 3A2, IO, 6.708s, 2037	1,708,323	136,666
IFB Ser. 07-4, Class 3A2, IO, 6.678s, 2037	2,842,998	198,585
IFB Ser. 06-5, Class 2A2, IO, 6.628s, 2036	6,704,919	536,394
IFB Ser. 07-4, Class 2A2, IO, 6.148s, 2037	9,711,800	655,546
IFB Ser. 07-1, Class 2A3, IO, 6.108s, 2037	883,791	75,122
Ser. 06-9, Class 2A3, IO, 6.098s, 2036	5,620,704	387,864
IFB Ser. 06-9, Class 2A2, IO, 6.098s, 2037	4,652,394	313,552

MORTGAGE-BACKED SECURITIES (35.7%)* cont.	Principal amount		Value

Lehman Mortgage Trust
IFB Ser. 06-8, Class 2A2, IO, 6.058s, 2036		$15,535,456	$1,359,352
IFB Ser. 06-7, Class 2A4, IO, 6.028s, 2036		5,727,546	400,928
IFB Ser. 06-7, Class 2A5, IO, 6.028s, 2036		6,288,482	455,915
IFB Ser. 06-6, Class 1A2, IO, 5.978s, 2036		2,503,398	194,013
IFB Ser. 06-6, Class 1A3, IO, 5.978s, 2036		4,645,100	359,995
IFB Ser. 07-5, Class 10A2, IO, 5.818s, 2037		5,217,696	404,371

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050		11,952,000	7,354,753
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041		544,000	471,020
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043		528,000	377,957

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043		634,000	464,411
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049		30,000	9,000

Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3,
Class AS, IO, 6.528s, 2035		806,010	62,483

Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 6.168s, 2037		808,763	58,635

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		8,381,242	3,687,747
Ser. 04-20, Class 1A2, 5.337s, 2035		240,490	133,649
FRB Ser. 05-18, Class 6A1, 5.253s, 2035		6,230,571	3,302,203

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.728s, 2037		45,923,187	3,329,431
Ser. 07-4, Class 1A4, IO, 1s, 2037		48,233,782	985,416

Structured Asset Securities Corp. 144A Ser. 07-RF1,
Class 1A, IO, 5.299s, 2037		7,444,260	483,877

Terwin Mortgage Trust 144A FRB Ser. 06-9HGA,
Class A1, 0.602s, 2037		1,029,782	898,979

Wachovia Bank Commercial Mortgage Trust Ser. 07-C30,
Class A3, 5.246s, 2043		796,000	595,648

Washington Mutual Mortgage Pass-Through Certificates
Ser. 07-2, Class CX, IO, 7s, 2037		84,727	5,719

Total mortgage-backed securities (cost $385,744,689)			$420,785,840

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.6%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	$164,692,000	$35,318,199

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	164,692,000	—

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	84,411,000	16,886,421

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	84,411,000	62,464

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (8.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	$213,467,000	$42,701,939

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	213,467,000	157,966

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month
USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	34,320,000	5,707,416

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month
USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	34,320,000	101,930

Total purchased options outstanding (cost $34,859,617)			$100,936,335

ASSET-BACKED SECURITIES (0.4%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C,
0.672s, 2036		$32,000	$12,572

Argent Securities, Inc. FRB Ser. 06-W4, Class A2C,
0.682s, 2036		100,000	48,263

Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3,
0.692s, 2036		131,000	72,622

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.672s, 2036		196,000	76,006

Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO, 6.168s, 2037		3,769,058	298,466
FRB Ser. 07-6, Class 2A1, 0.732s, 2037		379,486	116,644

Long Beach Mortgage Loan Trust FRB Ser. 06-1,
Class 2A3, 0.712s, 2036		39,876	21,345

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 0.692s, 2036		4,842,245	3,560,893
FRB Ser. 07-RZ1, Class A2, 0.682s, 2037		49,000	21,583

Securitized Asset Backed Receivables, LLC FRB
Ser. 07-NC2, Class A2B, 0.662s, 2037		46,000	16,414

Soundview Home Equity Loan Trust FRB Ser. 06-3,
Class A3, 0.682s, 2036		196,000	104,731

Total asset-backed securities (cost $5,988,674)			$4,349,539

SHORT-TERM INVESTMENTS (34.3%)*	Principal amount/shares		Value

Federal Home Loan Bank, for an effective yield
of 2.81%, July 14, 2009		$17,000,000	$16,865,927

Federal Home Loan Mortgage Corporation, for an
effective yield of 0.34%, May 4, 2009		25,000,000	24,992,208

Federal National Mortgage Association, for an
effective yield of 0.30%, April 3, 2009 #		45,000,000	44,999,250

Federal National Mortgage Association, for an
effective yield of 0.30%, April 22, 2009 #		9,000,000	8,998,425

Federal National Mortgage Association, for an
effective yield of 0.32%, April 29, 2009		50,000,000	49,987,556

SHORT-TERM INVESTMENTS (34.3%)* cont.	Principal amount/shares	Value

Federated Prime Obligations Fund	135,849,550	$135,849,550

Interest in $145,000,000 joint triparty repurchase
agreement dated March 31, 2009 with Deutsche Bank
Securities, Inc. due April 1, 2009 — maturity value of
$33,789,235 for an effective yield of 0.25% (collateralized
by various mortgage backed securities with coupon rates
ranging from 5.0% to 5.5% and due dates ranging from
June 1, 2035 to August 1, 2037 valued at $147,900,001)	$33,789,000	33,789,000

Interest in $105,600,000 joint triparty repurchase
agreement dated March 31, 2009 with Bank of America
Sec. LLC. due April 1, 2009 — maturity value of $62,415,416
for an effective yield of 0.24% (collateralized by various
mortgage backed securities with a coupon rate of 5.5% and a
due date of June 1, 2038 valued at $107,712,000)	62,415,000	62,415,000

SSgA U.S. Government Money Markek Fund [i]	15,490,000	15,490,000

U.S. Treasury Bills, for effective yields ranging
from 0.30% to 0.63%, November 19, 2009 #	7,415,000	7,395,196

U.S. Treasury Cash Management Bills 0.88%, May 15, 2009 #	3,000,000	2,996,775

Total short-term investments (cost $403,778,887)		$403,778,887

TOTAL INVESTMENTS

Total investments (cost $2,417,684,540)		$2,544,882,028

* Percentages indicated are based on net assets of $1,178,551,344.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain swap contracts. (Note 1)

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts and collateral on certain swap contracts at March 31, 2009.

At March 31, 2009, liquid assets totaling $894,993,961 have been designated as collateral for open forward commitments, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2009.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2009.

FUTURES CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

Euro-Dollar 90 day (Short)	486	$120,163,500	Jun-09	$(1,993,097)

Euro-Dollar 90 day (Short)	1,511	373,613,638	Sep-09	(7,105,673)

Euro-Dollar 90 day (Short)	1,553	383,416,288	Dec-09	(7,583,444)

Euro-Dollar 90 day (Short)	82	20,233,500	Mar-10	(487,786)

U.S. Treasury Bond 20 yr (Short)	70	9,079,219	Jun-09	(202,529)

U.S. Treasury Note 2 yr (Short)	558	121,582,969	Jun-09	(568,253)

U.S. Treasury Note 5 yr (Short)	310	36,817,344	Jun-09	(500,064)

U.S. Treasury Note 10 yr (Long)	161	19,976,578	Jun-09	(75,912)

Total				$(18,516,758)

WRITTEN OPTIONS OUTSTANDING at 3/31/09 (premiums received $40,670,436) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A.
for the obligation to receive a fixed rate of 5.89% versus the
three month USD-LIBOR-BBA maturing on July 15, 2019.	$139,701,000	Jul-09/5.89	$1,397

Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the obligation to pay a fixed rate of 5.89% versus
the three month USD-LIBOR-BBA maturing on July 15, 2019.	139,701,000	July-09/5.89	35,808,160

Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the obligation to pay a fixed rate of 5.32% versus
the three month USD-LIBOR-BBA maturing on
January 9, 2022.	391,998,000	Jan-12/5.32	60,727,836

Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the obligation to receive a fixed rate of 5.32%
versus the three month USD-LIBOR-BBA maturing on
January 9, 2022.	391,998,000	Jan-12/5.32	5,785,240

Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the obligation to pay a fixed rate of 5.51% versus
the three month USD-LIBOR-BBA maturing on May 14, 2022.	1,473,000	May-12/5.51	242,155

Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	1,473,000	May-12/5.51	21,830

Total			$102,586,618

TBA SALE COMMITMENTS OUTSTANDING at 3/31/09 (proceeds receivable $282,948,516) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, April 1, 2039	$262,000,000	4/13/09	$267,567,500

FNMA, 5 1/2s, April 1, 2039	16,000,000	4/13/09	16,605,000

Total			$284,172,500

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$95,668,000	$—	5/23/10	3 month USD-
			LIBOR-BBA	3.155%	$3,055,313

59,300,000	—	7/18/13	4.14688%	3 month USD-
				LIBOR-BBA	(5,459,473)

1,000,000	—	7/29/18	3 month USD-
			LIBOR-BBA	4.75%	166,921

28,857,000	—	8/26/18	3 month USD-
			LIBOR-BBA	4.54375%	4,242,469

429,688,000	—	9/10/10	3 month USD-
			LIBOR-BBA	3.22969%	12,328,692

131,167,000	—	9/15/10	3.08%	3 month USD-
				LIBOR-BBA	(3,504,345)

2,000,000	—	9/19/18	3 month USD-
			LIBOR-BBA	4.07%	209,875

107,524,000	335,632	10/1/18	3 month USD-
			LIBOR-BBA	4.30%	15,569,886

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
$129,359,000	$729,020	10/14/18	3 month USD-
			LIBOR-BBA	4.30%	$19,021,173

105,890,000	264,407	10/14/38	4.25%	3 month USD-
				LIBOR-BBA	(21,760,095)

11,438,000	4,317	10/20/18	3 month USD-
			LIBOR-BBA	4.60%	1,923,831

155,766,000	141,599	10/20/10	3 month USD-
			LIBOR-BBA	3.00%	6,008,276

78,761,000	—	10/26/12	4.6165%	3 month USD-
				LIBOR-BBA	(8,895,664)

50,776,000	—	7/22/10	3 month USD-
			LIBOR-BBA	3.5375%	1,757,294

31,407,000	—	9/16/38	4.66%	3 month USD-
				LIBOR-BBA	(8,481,617)

5,601,000	—	5/8/28	4.95%	3 month USD-
				LIBOR-BBA	(1,504,983)

Barclays Bank PLC
1,000,000	—	11/12/10	3 month USD-
			LIBOR-BBA	2.4225%	25,915

98,085,000	—	12/9/20	3 month USD-
			LIBOR-BBA	2.91875%	(87,258)

Citibank, N.A.
112,563,000	—	9/16/10	3.175%	3 month USD-
				LIBOR-BBA	(3,169,352)

320,651,000	—	9/17/13	3 month USD-
			LIBOR-BBA	3.4975%	19,316,645

19,898,000	(5,730)	11/3/10	2.7%	3 month USD-
				LIBOR-BBA	(631,377)

122,380,000	—	6/29/18	2.477%	3 month USD-
				LIBOR-BBA	2,610,161

233,098,000	—	2/24/16	2.77%	3 month USD-
				LIBOR-BBA	(3,558,986)

44,218,000	—	3/25/19	2.95%	3 month USD-
				LIBOR-BBA	(302,629)

108,191,000	—	3/27/14	3 month USD-
			LIBOR-BBA	2.335%	619,822

148,245,000	—	3/30/11	3 month USD-
			LIBOR-BBA	1.535%	433,498

Credit Suisse International
16,826,000	—	9/23/10	3 month USD-
			LIBOR-BBA	3.32%	512,538

1,396,000	—	10/9/10	3 month USD-
			LIBOR-BBA	2.81%	46,741

240,802,000	168,935	10/31/13	3.80%	3 month USD-
				LIBOR-BBA	(20,869,687)

4,057,000	3,857	10/31/18	4.35%	3 month USD-
				LIBOR-BBA	(584,270)

30,000,000	—	12/5/20	3 month USD-
			LIBOR-BBA	3.01%	264,164

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
$120,900,000	$(1,292,232)	12/10/38	2.69%	3 month USD-
				LIBOR-BBA	$10,962,880

6,000,000	—	12/11/18	3 month USD-
			LIBOR-BBA	2.9275%	86,997

28,865,000	—	6/30/38	2.71%	3 month USD-
				LIBOR-BBA	2,790,615

34,181,000	—	1/13/14	2.095%	3 month USD-
				LIBOR-BBA	63,263

96,232,000	—	1/16/19	3 month USD-
			LIBOR-BBA	2.32%	(4,250,748)

622,583,000	—	1/22/14	2.03719%	3 month USD-
				LIBOR-BBA	2,955,304

130,969,000	—	2/5/14	2.475%	3 month USD-
				LIBOR-BBA	(1,980,920)

42,595,000	—	2/5/29	3 month USD-
			LIBOR-BBA	3.35%	945,874

18,000,000	—	3/23/19	2.79%	3 month USD-
				LIBOR-BBA	129,541

35,000,000	—	3/23/19	2.81%	3 month USD-
				LIBOR-BBA	190,130

Deutsche Bank AG
319,758,000	—	9/24/10	3 month USD-
			LIBOR-BBA	3.395%	10,097,447

23,385,000	—	10/17/18	4.585%	3 month USD-
				LIBOR-BBA	(3,900,009)

344,828,000	—	11/25/13	3 month USD-
			LIBOR-BBA	2.95409%	15,522,519

116,414,000	—	12/5/13	2.590625%	3 month USD-
				LIBOR-BBA	(3,134,346)

66,590,000	—	12/11/18	2.94%	3 month USD-
				LIBOR-BBA	(1,039,317)

103,397,000	—	12/15/18	3 month USD-
			LIBOR-BBA	2.80776%	368,158

26,861,000	—	12/16/28	3 month USD-
			LIBOR-BBA	2.845%	(1,299,770)

203,691,000	—	12/22/18	3 month USD-
			LIBOR-BBA	2.29%	(8,697,447)

95,167,000	—	12/30/13	2.15633%	3 month USD-
				LIBOR-BBA	(475,101)

38,748,000	—	1/13/19	3 month USD-
			LIBOR-BBA	2.52438%	(1,019,867)

38,369,000	—	1/20/19	3 month USD-
			LIBOR-BBA	2.347%	(1,620,494)

212,862,000	—	1/22/29	3 month USD-
			LIBOR-BBA	2.8875%	(9,869,790)

124,517,000	—	1/22/14	2.055%	3 month USD-
				LIBOR-BBA	484,708

52,731,000	—	1/28/29	3 month USD-
			LIBOR-BBA	3.1785%	(159,732)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$153,543,000	$—	1/30/11	1.45%	3 month USD-
				LIBOR-BBA	$(368,046)

281,150,000	—	2/3/14	2.44%	3 month USD-
				LIBOR-BBA	(3,847,775)

118,196,000	—	2/3/24	3 month USD-
			LIBOR-BBA	3.27%	1,939,959

134,474,000	—	2/5/29	3 month USD-
			LIBOR-BBA	3.324%	2,460,305

376,784,000	—	2/5/14	2.44661%	3 month USD-
				LIBOR-BBA	(5,188,671)

68,402,000	—	2/6/14	2.5529%	3 month USD-
				LIBOR-BBA	(1,285,056)

35,854,000	—	2/6/29	3 month USD-
			LIBOR-BBA	3.42575%	1,202,197

43,000,000	—	2/6/14	2.5675%	3 month USD-
				LIBOR-BBA	(837,602)

20,000,000	—	2/9/14	2.525%	3 month USD-
				LIBOR-BBA	(345,176)

19,000,000	—	2/10/14	2.55%	3 month USD-
				LIBOR-BBA	(349,952)

51,405,000	—	2/25/14	2.4675%	3 month USD-
				LIBOR-BBA	(701,341)

15,000,000	—	3/10/16	3 month USD-
			LIBOR-BBA	2.845%	285,596

5,000,000	—	3/11/16	3 month USD-
			LIBOR-BBA	2.892%	109,855

10,400,000	—	3/11/16	3 month USD-
			LIBOR-BBA	2.938%	259,549

418,711,000	—	3/20/11	3 month USD-
			LIBOR-BBA	1.43%	359,161

16,000,000	—	3/23/19	2.8225%	3 month USD-
				LIBOR-BBA	69,272

170,100,000	—	3/23/11	3 month USD-
			LIBOR-BBA	1.45%	232,272

8,000,000	—	3/24/14	2.297%	3 month USD-
				LIBOR-BBA	(32,759)

673,000,000	—	3/30/14	2.36%	3 month USD-
				LIBOR-BBA	(4,527,350)

309,000,000	—	3/30/21	3 month USD-
			LIBOR-BBA	3.125%	3,086,406

Goldman Sachs International
232,062,000	—	3/14/13	3 month USD-
			LIBOR-BBA	3.37125%	12,528,568

1,033,000	—	5/19/18	4.525%	3 month USD-
				LIBOR-BBA	(161,120)

392,195,000	184,815	10/24/10	3 month USD-
			LIBOR-BBA	2.60%	11,850,876

76,925,000	(280,292)	11/18/13	3 month USD-
			LIBOR-BBA	3.45%	5,042,349

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$550,122,000	$(151,310)	11/18/10	3 month USD-
			LIBOR-BBA	2.35%	$13,149,930

36,442,000	—	12/24/18	3 month USD-
			LIBOR-BBA	2.5%	(879,186)

JPMorgan Chase Bank, N.A.
8,838,000	—	3/5/18	4.325%	3 month USD-
				LIBOR-BBA	(1,111,280)

23,290,000	—	3/7/18	4.45%	3 month USD-
				LIBOR-BBA	(3,153,449)

12,985,000	—	3/11/38	5.0025%	3 month USD-
				LIBOR-BBA	(4,327,557)

522,558,000	—	3/22/10	3 month USD-
			LIBOR-BBA	2.23%	5,320,096

172,502,000	—	3/26/10	3 month USD-
			LIBOR-BBA	2.33375%	1,956,131

10,001,000	—	5/7/13	3.9325%	3 month USD-
				LIBOR-BBA	(898,405)

156,701,000	—	5/16/18	4.53%	3 month USD-
				LIBOR-BBA	(24,525,828)

159,447,000	—	5/23/10	3 month USD-
			LIBOR-BBA	3.16%	5,105,319

31,000,000	—	6/13/13	4.47%	3 month USD-
				LIBOR-BBA	(3,424,628)

24,000,000	—	6/27/18	3 month USD-
			LIBOR-BBA	4.8305%	4,288,179

81,179,000	—	7/16/10	3 month USD-
			LIBOR-BBA	3.384%	2,636,271

40,664,000	—	7/22/10	3 month USD-
			LIBOR-BBA	3.565%	1,422,643

362,476,000	—	7/28/10	3 month USD-
			LIBOR-BBA	3.5141%	12,333,403

315,948,000	—	8/28/18	5.395%	3 month USD-
				LIBOR-BBA	(69,241,178)

406,381,000	—	9/15/10	3.11%	3 month USD-
				LIBOR-BBA	(11,011,851)

94,588,000	—	9/15/18	4.2145%	3 month USD-
				LIBOR-BBA	(11,098,897)

50,955,000	(184,858)	11/3/38	4.35%	3 month USD-
				LIBOR-BBA	(11,704,156)

301,535,000	(886,988)	11/4/18	3 month USD-
			LIBOR-BBA	4.45%	45,267,551

62,361,000	—	11/10/18	3 month USD-
			LIBOR-BBA	4.83%	11,631,171

31,000,000	—	11/18/18	3 month USD-
			LIBOR-BBA	4.04%	3,577,472

35,000,000	—	12/3/18	3 month USD-
			LIBOR-BBA	2.918%	500,361

13,000,000	—	12/11/18	3 month USD-
			LIBOR-BBA	2.941%	204,110

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$33,865,000	$—	12/19/18	5%	3 month USD-
				LIBOR-BBA	$(6,714,327)

16,856,000	—	1/27/29	3 month USD-
			LIBOR-BBA	3.135%	(159,889)

41,321,000	—	3/6/39	3.48%	3 month USD-
				LIBOR-BBA	(1,844,349)

160,000,000	—	3/23/16	2.6125%	3 month USD-
				LIBOR-BBA	(533,414)

189,000,000	—	3/24/11	3 month USD-
			LIBOR-BBA	1.4625%	302,899

39,100,000	—	3/30/19	3 month USD-
			LIBOR-BBA	2.945%	240,206

UBS AG
49,750,000	1,708,476	11/10/38	4.45%	3 month USD-
				LIBOR-BBA	(10,479,040)

406,470,000	13,511,750	11/10/28	4.45%	3 month USD-
				LIBOR-BBA	(66,597,475)

374,919,000	(9,524,312)	11/10/18	3 month USD-
			LIBOR-BBA	4.45%	47,686,531

568,235,000	—	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	10,341,240

Total					$(23,506,506)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

JPMorgan Chase Bank, N.A.
$286,000,000		4/13/09	(0.84%)4.50%	FNMA 4.50%	$4,217,962
				30 YR TBA

Total					$4,217,962

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$151,339,550	$(18,516,758)

Level 2	2,393,542,478	(82,428,710)

Level 3	—	—

Total	$2,544,882,028	$(100,945,468)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,417,684,540)	$2,544,882,028

Cash	2,251,292

Interest and other receivables	7,576,507

Receivable for shares of the fund sold	1,034,246

Receivable for investments sold	159,656,976

Receivable for sales of delayed delivery securities (Note 1)	344,537,411

Unrealized appreciation on swap contracts (Note 1)	342,318,490

Premium paid on swap contracts (Note 1)	12,325,722

Total assets	3,414,582,672

LIABILITIES

Payable for variation margin (Note 1)	463,026

Payable for investments purchased	227,464,796

Payable for purchases of delayed delivery securities (Note 1)	1,221,437,600

Payable for shares of the fund repurchased	2,613,067

Payable for compensation of Manager (Note 2)	1,175,832

Payable for investor servicing fees (Note 2)	197,545

Payable for custodian fees (Note 2)	53,340

Payable for Trustee compensation and expenses (Note 2)	298,717

Payable for administrative services (Note 2)	7,200

Payable for distribution fees (Note 2)	725,358

Payable for receivable purchase agreement (Note 2)	515,974

Written options outstanding, at value (premiums received $40,670,436) (Notes 1 and 3)	102,586,618

Premium received on swap contracts (Note 1)	17,052,808

Unrealized depreciation on swap contracts (Note 1)	361,607,034

TBA sales commitments, at value (proceeds receivable $282,948,516) (Note 1)	284,172,500

Collateral on swap contracts, at value (Note 1)	15,490,000

Other accrued expenses	169,913

Total liabilities	2,236,031,328

Net assets	$1,178,551,344

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,243,194,916

Undistributed net investment income (Note 1)	30,071,433

Accumulated net realized loss on investments (Note 1)	(121,707,380)

Net unrealized appreciation of investments	26,992,375

Total — Representing net assets applicable to capital shares outstanding	$1,178,551,344

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,029,004,840 divided by 79,154,292 shares)	$13.00

Offering price per class A share (100/96.00 of $13.00)*	$13.54

Net asset value and offering price per class B share ($73,773,113 divided by 5,704,269 shares)**	$12.93

Net asset value and offering price per class C share ($35,904,770 divided by 2,770,138 shares)**	$12.96

Net asset value and redemption price per class M share ($25,835,965 divided by 1,989,096 shares)	$12.99

Offering price per class M share (100/96.75 of $12.99)***	$13.43

Net asset value, offering price and redemption price per class R share
($2,870,681 divided by 222,010 shares)	$12.93

Net asset value, offering price and redemption price per class Y share
($11,161,975 divided by 862,400 shares)	$12.94

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/09 (Unaudited)

INVESTMENT INCOME

Interest	$30,914,380

Total investment income	30,914,380

EXPENSES

Compensation of Manager (Note 2)	2,912,893

Investor servicing fees (Note 2)	1,131,561

Custodian fees (Note 2)	84,907

Trustee compensation and expenses (Note 2)	35,749

Administrative services (Note 2)	29,707

Distribution fees — Class A (Note 2)	1,241,794

Distribution fees — Class B (Note 2)	367,188

Distribution fees — Class C (Note 2)	152,033

Distribution fees — Class M (Note 2)	62,952

Distribution fees — Class R (Note 2)	6,327

Other	288,753

Fees reimbursed by Manager (Note 2)	(329,808)

Total expenses	5,984,056

Expense reduction (Note 2)	(28,095)

Net expenses	5,955,961

Net investment income	24,958,419

Net realized gain on investments (Notes 1 and 3)	120,491,065

Net realized loss on swap contracts (Note 1)	(78,779,615)

Net realized loss on futures contracts (Note 1)	(36,107,279)

Net realized gain on written options (Notes 1 and 3)	2,023,434

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the period	20,303,313

Net gain on investments	27,930,918

Net increase in net assets resulting from operations	$52,889,337

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/09*	Year ended 9/30/08

Operations:
Net investment income	$24,958,419	$69,835,835

Net realized gain (loss) on investments	7,627,605	(93,857,568)

Net unrealized appreciation of investments	20,303,313	31,392,871

Net increase in net assets resulting from operations	52,889,337	7,371,138

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(24,287,355)	(48,767,107)

Class B	(1,589,035)	(3,652,048)

Class C	(637,215)	(984,611)

Class M	(606,358)	(1,249,682)

Class R	(59,111)	(77,156)

Class Y	(296,738)	(541,446)

Redemption fees (Note 1)	9,603	23,606

Increase (decrease) from capital share transactions (Notes 4 and 5)	(62,615,160)	162,007,820

Total increase (decrease) in net assets	(37,192,032)	114,130,514

NET ASSETS

Beginning of period	1,215,743,376	1,101,612,862

End of period (including undistributed net investment income
$30,071,433 and $32,588,826, respectively)	$1,178,551,344	$1,215,743,376

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net investment	Total	Redemption	value, end of	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [b]	period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%) [e]

Class A
March 31, 2009 **	$12.68	.27 [f]	.35	.62	(.30)	(.30)	—	$13.00	5.05 *	$1,029,005	.49 *[f]	2.22 *[f]	321.68 *
September 30, 2008	13.17	.73 [f]	(.63) [g]	.10	(.59)	(.59)	—	12.68	.60 g	1,057,520	.96 [f]	5.47 [f]	270.58
September 30, 2007	13.03	.57 [f]	.12	.69	(.55)	(.55)	—	13.17	5.41	968,106	.99 [f]	4.37 [f]	252.54
September 30, 2006	13.15	.52	(.10)	.42	(.54)	(.54)	—	13.03	3.30	1,068,197	.94 [h]	4.02 [h]	579.42
September 30, 2005	13.24	.37	(.05)	.32	(.41)	(.41)	—	13.15	2.43	1,255,038.94		2.83	781.82
September 30, 2004	13.20	.42	(.06)	.36	(.32)	(.32)	—	13.24	2.81	1,441,252.94		3.24	198.47

Class B
March 31, 2009 **	$12.62	.23 [f]	.34	.57	(.26)	(.26)	—	$12.93	4.62 *	$73,773	.84 *[f]	1.86 *[f]	321.68 *
September 30, 2008	13.10	.63 [f]	(.62) [g]	.01	(.49)	(.49)	—	12.62	(.06) g	85,571	1.67 [f]	4.78 [f]	270.58
September 30, 2007	12.96	.47 [f]	.12	.59	(.45)	(.45)	—	13.10	4.63	84,146	1.74 [f]	3.62 [f]	252.54
September 30, 2006	13.08	.42	(.10)	.32	(.44)	(.44)	—	12.96	2.52	132,827	1.69 [h]	3.29 [h]	579.42
September 30, 2005	13.17	.27	(.05)	.22	(.31)	(.31)	—	13.08	1.64	205,275	1.69	2.07	781.82
September 30, 2004	13.12	.32	(.05)	.27	(.22)	(.22)	—	13.17	2.12	297,159	1.69	2.46	198.47

Class C
March 31, 2009 **	$12.66	.23 [f]	.33	.56	(.26)	(.26)	—	$12.96	4.52 *	$35,905	.86 *[f]	1.84 *[f]	321.68 *
September 30, 2008	13.15	.63 [f]	(.63) [g]	— [b]	(.49)	(.49)	—	12.66	(.13) g	29,635	1.71 [f]	4.73 [f]	270.58
September 30, 2007	13.01	.47 [f]	.12	.59	(.45)	(.45)	—	13.15	4.62	16,713	1.74 [f]	3.62 [f]	252.54
September 30, 2006	13.13	.43	(.11)	.32	(.44)	(.44)	—	13.01	2.50	15,985	1.69 [h]	3.28 [h]	579.42
September 30, 2005	13.22	.27	(.05)	.22	(.31)	(.31)	—	13.13	1.64	19,784	1.69	2.08	781.82
September 30, 2004	13.17	.32	(.05)	.27	(.22)	(.22)	—	13.22	2.08	26,181	1.69	2.44	198.47

Class M
March 31, 2009 **	$12.68	.26 [f]	.34	.60	(.29)	(.29)	—	$12.99	4.87 *	$25,836	.61 *[f]	2.10 *[f]	321.68 *
September 30, 2008	13.16	.70 [f]	(.63) [g]	.07	(.55)	(.55)	—	12.68	.42 g	27,627	1.20 [f]	5.23 [f]	270.58
September 30, 2007	13.02	.54 [f]	.11	.65	(.51)	(.51)	—	13.16	5.12	27,563	1.24 [f]	4.12 [f]	252.54
September 30, 2006	13.13	.49	(.10)	.39	(.50)	(.50)	—	13.02	3.10	31,087	1.19 [h]	3.78 [h]	579.42
September 30, 2005	13.23	.34	(.07)	.27	(.37)	(.37)	—	13.13	2.08	39,845	1.19	2.58	781.82
September 30, 2004	13.18	.39	(.05)	.34	(.29)	(.29)	—	13.23	2.61	50,649	1.19	2.99	198.47

Class R
March 31, 2009 **	$12.64	.26 [f]	.32	.58	(.29)	(.29)	—	$12.93	4.70 *	$2,871	.61 *[f]	2.10 *[f]	321.68 *
September 30, 2008	13.16	.70 [f]	(.67) [g]	.03	(.55)	(.55)	—	12.64	.12 g	2,651	1.21 [f]	5.22 [f]	270.58
September 30, 2007	13.02	.54 [f]	.12	.66	(.52)	(.52)	—	13.16	5.16	627	1.24 [f]	4.12 [f]	252.54
September 30, 2006	13.14	.48	(.09)	.39	(.51)	(.51)	—	13.02	3.04	396	1.19 [h]	3.73 [h]	579.42
September 30, 2005	13.24	.35	(.07)	.28	(.38)	(.38)	—	13.14	2.14	166	1.19	2.60	781.82
September 30, 2004	13.20	.39	(.06)	.33	(.29)	(.29)	—	13.24	2.54	44	1.19	2.98	198.47

Class Y
March 31, 2009 **	$12.64	.29 [f]	.33	.62	(.32)	(.32)	—	$12.94	5.04 *	$11,162	.36 *[f]	2.34 *[f]	321.68 *
September 30, 2008	13.13	.77 [f]	(.64) [g]	.13	(.62)	(.62)	—	12.64	.87 g	12,740	.71 [f]	5.76 [f]	270.58
September 30, 2007	13.00	.60 [f]	.11	.71	(.58)	(.58)	—	13.13	5.64	4,458	.74 [f]	4.62 [f]	252.54
September 30, 2006	13.12	.55	(.09)	.46	(.58)	(.58)	—	13.00	3.60	4,542	.69 [h]	4.23 [h]	579.42
September 30, 2005	13.22	.40	(.06)	.34	(.44)	(.44)	—	13.12	2.64	12,603.69		3.05	781.82
September 30, 2004	13.18	.46	(.06)	.40	(.36)	(.36)	—	13.22	3.09	26,829.69		3.45	198.47

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to March 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2009	0.03%

September 30, 2008	0.01

September 30, 2007	0.01

g Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.02 per share.

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the “fund”), a diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of the issuing U.S. government agency. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluc-tuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold.The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, the fund had a capital loss carryover of $32,417,310 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$18,470,656	September 30, 2009

13,946,654	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $106,442,150 of losses recognized during the period November 1, 2007 to September 30, 2008 a portion of which could be limited by Section 381 of the Code.

The aggregate identified cost on a tax basis is $2,421,216,756, resulting in gross unrealized appreciation and depreciation of $174,651,526 and $50,986,254, respectively, or net unrealized appreciation of $123,665,272.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
 services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years , excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the period ended March 31, 2009, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $329,808 of its management fee from the fund.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $2,002,118 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months period ended March 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2009, the fund’s expenses were reduced by $28,095 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $760, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% on the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% on all other class of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% on the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% on all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the six months period ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,770 and $471 from the sale of class A and class M shares, respectively, and received $37,505 and $4,187 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months period ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $73 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months period ended March 31, 2009, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $2,989,383,162 and $6,237,789,459, respectively.

Written option transactions during the period ended March 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$1,134,074,000	$42,693,870

Options opened	—	—
Options exercised	—	—
Options expired	(67,730,000)	(2,023,434)
Options closed	—	—

Written options
outstanding at
end of period	$1,066,344,000	$40,670,436

Note 4: Capital shares

At March 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	7,138,472	$88,087,108	12,320,876	$164,379,155

Shares issued in connection with	1,648,254	20,273,669	3,074,412	40,853,991
reinvestment of distributions

Shares issued in connection with	—	—	14,353,931	190,464,106
the merger of Putnam Limited
Duration Government Income Fund

	8,786,726	108,360,777	29,749,219	395,697,252

Shares repurchased	(13,046,067)	(159,383,203)	(19,867,682)	(264,563,396)

Net increase (decrease)	(4,259,341)	$(51,022,426)	9,881,537	$131,133,856

	Six months ended 3/31/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	834,776	$10,276,062	1,437,626	$19,150,863

Shares issued in connection with	114,652	1,402,135	242,106	3,203,994
reinvestment of distributions

Shares issued in connection with	—	—	2,993,258	39,516,692
the merger of Putnam Limited
Duration Government Income Fund

	949,428	11,678,197	4,672,990	61,871,549

Shares repurchased	(2,027,990)	(24,761,093)	(4,315,887)	(57,376,266)

Net increase (decrease)	(1,078,562)	$(13,082,896)	357,103	$4,495,283

	Six months ended 3/31/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	900,982	$11,193,967	1,062,851	$14,140,949

Shares issued in connection with	41,072	504,896	57,242	759,916
reinvestment of distributions

Shares issued in connection with	—	—	719,197	9,531,515
the merger of Putnam Limited
Duration Government Income Fund

	942,054	11,698,863	1,839,290	24,432,380

Shares repurchased	(513,372)	(6,278,949)	(769,055)	(10,243,688)

Net increase	428,682	$5,419,914	1,070,235	$14,188,692

	Six months ended 3/31/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	122,277	$1,520,510	120,965	$1,616,644

Shares issued in connection with	13,436	165,170	24,180	321,482
reinvestment of distributions

Shares issued in connection with	—	—	392,770	5,209,943
the merger of Putnam Limited
Duration Government Income Fund

	135,713	1,685,680	537,915	7,148,069

Shares repurchased	(325,131)	(3,983,152)	(453,873)	(6,046,001)

Net increase (decrease)	(189,418)	$(2,297,472)	84,042	$1,102,068

	Six months ended 3/31/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	85,777	$1,043,845	173,439	$2,317,351

Shares issued in connection with	4,681	57,428	5,793	76,827
reinvestment of distributions

Shares issued in connection with	—	—	30,271	401,462
the merger of Putnam Limited
Duration Government Income Fund

	90,458	1,101,273	209,503	2,795,640

Shares repurchased	(78,146)	(946,790)	(47,462)	(633,214)

Net increase	12,312	$154,483	162,041	$2,162,426

	Six months ended 3/31/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	71,115	$874,931	655,227	$8,769,529

Shares issued in connection with	24,108	295,068	40,800	540,729
reinvestment of distributions

Shares issued in connection with	—	—	318,258	4,211,379
the merger of Putnam Limited
Duration Government Income Fund

	95,223	1,169,999	1,014,285	13,521,637

Shares repurchased	(240,613)	(2,956,762)	(345,995)	(4,596,142)

Net increase (decrease)	(145,390)	$(1,786,763)	668,290	$8,925,495

Note 5: Acquisition of Putnam Limited Duration Government Income Fund

On November 12, 2007, the fund issued 14,353,931, 2,993,258, 719,197, 392,770, 30,271 and 318,258 of class A, class B, class C, class M, class R and class Y shares to acquire Putnam Limited Duration Government Income Fund net assets in a tax-free exchange approved by the Trustees and shareholders. The net assets of the fund and Putnam Limited Duration Government Income Fund on November 12, 2007, the valuation date, were $1,102,795,519 and $249,335,097, respectively. On November 12, 2007, Putnam Limited Duration Government Income Fund had net investment income of $2,251,308, accumulated net realized gains of $174,509 and unrealized depreciation of $8,306,662. The aggregate net assets of the fund immediately following the acquisition were $1,352,130,616.

Information presented in the September 30, 2008 Statement of changes in net assets reflect only operations of Putnam U.S. Government Income Trust.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months.These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk).The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Beth S. Mazor
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	Richard B. Worley
One Post Office Square		James P. Pappas
Boston, MA 02109	Officers	Vice President
Charles E. Haldeman, Jr.
Marketing Services	President	Francis J. McNamara, III
Putnam Retail Management		Vice President and
One Post Office Square	Charles E. Porter	Chief Legal Officer
Boston, MA 02109	Executive Vice President,
	Principal Executive Officer,	Robert R. Leveille
Custodian	Associate Treasurer and	Vice President and
State Street Bank and	Compliance Liaison	Chief Compliance Officer
Trust Company
	Jonathan S. Horwitz	Mark C. Trenchard
Legal Counsel	Senior Vice President	Vice President and
Ropes & Gray LLP	and Treasurer	BSA Compliance Officer

Trustees	Steven D. Krichmar	Judith Cohen
John A. Hill, Chairman	Vice President and	Vice President, Clerk and
Jameson A. Baxter,	Principal Financial Officer	Assistant Treasurer
Vice Chairman
Ravi Akhoury	Janet C. Smith	Wanda M. McManus
Charles B. Curtis	Vice President, Principal	Vice President, Senior Associate
Robert J. Darretta	Accounting Officer and	Treasurer and Assistant Clerk
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.		Nancy E. Florek
Paul L. Joskow	Susan G. Malloy	Vice President, Assistant Clerk,
Elizabeth T. Kennan	Vice President and	Assistant Treasurer and
Kenneth R. Leibler	Assistant Treasurer	Proxy Manager
Robert E. Patterson

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA038 256153 5/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2009